EXHIBIT 10.1

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                          Dated as of December 1, 2006

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                                TABLE OF CONTENTS



Section 1.       Transactions on or Prior to the Closing Date...................
Section 2.       Closing Date Actions...........................................
Section 3.       Conveyance of Mortgage Loans...................................
Section 4.       Depositor's Conditions to Closing..............................
Section 5.       Seller's Conditions to Closing.................................
Section 6.       Representations and Warranties of Seller.......................
Section 7.       Obligations of Seller..........................................
Section 8.       Crossed Mortgage Loans.........................................
Section 9.       Rating Agency Fees; Costs and Expenses Associated with a
                  Defeasance....................................................
Section 10.      Representations and Warranties of Depositor....................
Section 11.      Survival of Certain Representations, Warranties and Covenants..
Section 12.      Transaction Expenses...........................................
Section 13.      Recording Costs................................................
Section 14.      Notices........................................................
Section 15.      Notice of Exchange Act Reportable Events.......................
Section 16.      Examination of Mortgage Files..................................
Section 17.      Successors.....................................................
Section 18.      Governing Law..................................................
Section 19.      Severability...................................................
Section 20.      Further Assurances.............................................
Section 21.      Counterparts...................................................
Section 22.      Treatment as Security Agreement................................
Section 23.      Recordation of Agreement.......................................

Schedule I     Schedule of Transaction Terms

Schedule II    Mortgage Loan Schedule for Column Trust Mortgage Loans

Schedule III   Mortgage Loans Constituting Mortgage Groups

Schedule IV    Mortgage Loans with Lost Notes

Schedule V     Exceptions with Respect to Seller's Representations and
                Warranties

Exhibit A      Representations and Warranties of Seller Regarding the Mortgage
                Loans

Exhibit B      Form of Lost Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of December 1, 2006, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein or elsewhere in this Agreement, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each Mortgage Loan to Wells Fargo Bank, N.A., as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the Seller's share of the net securitization proceeds from the sale of the Publicly Offered Certificates and the Private Certificates as set forth in the Closing Statement (which amount includes, without limitation, accrued interest).

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in Section 22(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, conveyance and transfer of the Mortgage Loans shall not be construed to limit any obligation of Seller, any servicing rights of KeyCorp Real Estate Capital Markets, Inc. under that certain Servicing Rights Purchase Agreement dated as of December 1, 2006, between Seller and KeyCorp Real Estate Capital Markets, Inc., or any related servicing rights of any Primary Servicer contemplated by the Pooling and Servicing Agreement. The Mortgage File for each Mortgage Loan shall consist of the following documents:

            (a) each original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements, assignments or allonges showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to this Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5, without recourse, representation or warranty, express or implied";

            (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (c) an original assignment of Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5";

            (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5";

            (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence, when appropriate, of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property that is described in the related Mortgage or a separate security agreement, and original UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to assign such UCC Financing Statements to the Trustee;

            (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (m) with respect to any debt of a Borrower or mezzanine borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any (including, as applicable, any Intercreditor Agreements, mezzanine loan documents or preferred equity documents), together with, if such Mortgage Loan is an A Loan, a copy of the related Note for each related B Loan;

            (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related cash collateral control agreement or lock-box control agreement, as applicable, and a copy of the UCC Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such UCC Financing Statements to the Trustee on behalf of the Certificateholders);

            (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage);

            (p) the originals of letters of credit, if any, relating to the Mortgage Loan, provided that in connection with deliveries of the Mortgage File to the Trust, such originals shall be delivered to the Master Servicer and copies thereof shall be delivered to the Trustee;

            (q) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof;

            (r) the original or a copy of any ground lease, ground lease estoppels, and any amendments thereto;

            (s) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties;

            (t) the original or a copy of any property management agreement;

            (u) a checklist of the related Mortgage Loan Documents included in the Mortgage File for the subject Mortgage Loan; and

            (v) if applicable (and not for purposes of the Seller's delivery obligations), the original or a counterpart of any post-closing agreement relating to any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Borrower) required to be added to the Mortgage File pursuant to Section 3.20(j) of the Pooling and Servicing Agreement.

            With respect to the 280 Park Avenue Loan, the following documents on a collective basis:

            (a) the original executed Note for such Mortgage Loan, endorsed (either on the face thereof or pursuant to a separate allonge) "Pay to the order of Wells Fargo Bank Minnesota, N.A., as trustee for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-C5, without recourse", or in blank, without recourse and further showing a complete, unbroken chain of assignment and endorsement from the originator (if such originator is other than the Seller); or, alternatively, if the original executed Note has been lost, a lost note affidavit and indemnity with a copy of such Note;

            (b) a copy of the executed 280 Park Avenue Intercreditor Agreement;

            (c) a copy of the 280 Park Avenue Servicing Agreement; and

            (d) a copy of the documents that make up the "Servicing File" under the 280 Park Avenue Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan (other than with respect to the 280 Park Avenue Loan), the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, then the Seller: (i) shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon (with a copy to the Master Servicer), within 365 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 90 days (provided that the Seller, as certified in writing to the Trustee prior to each such 90-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy the Seller's delivery requirements under this Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan (other than with respect to the 280 Park Avenue Loan), the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee (with a copy to the Master Servicer) on or before the Closing Date.

            Notwithstanding the foregoing, in the event that the Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, the Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that the Seller promptly forwards such UCC Financing Statement to the Trustee (with a copy to the Master Servicer) upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            The Seller may, at its sole cost and expense, but is not obligated to, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee (with a copy to the Master Servicer) or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. In the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on the Seller; and, if the Seller does not engage a third party as contemplated by the immediately preceding sentence, then the Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the Master Servicer, with a copy to the Master Servicer) under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash collateral control agreements, lock-box control agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any draft documents, attorney/client communications, which are privileged or constitute legal or other due diligence analyses, and documents prepared by the Seller or any of its Affiliates solely for internal communication, credit underwriting or due diligence analyses (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller (within 30 days after the Closing Date) shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (in care of the Master Servicer) (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee (in care of the Master Servicer).

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            The Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name, to be transferred to or at the direction of the Master Servicer (or, if applicable, a Sub-Servicer at the direction of the Master Servicer) for deposit into Servicing Accounts.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans due after the Cut-off Date, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

            Upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Depositor, as provided herein, as a sale of the Mortgage Loans to the Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). With respect to its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of the Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the proviso to the first sentence of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by the Depositor;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

            (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) If requested, the Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and the Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. If requested by the Trustee or the Special Servicer after the Closing Date, the Seller shall deliver to the Trustee or the Special Servicer, as applicable, the powers of attorney described in the prior sentence in form and substance reasonably acceptable to the requesting party.

            (e) The Seller shall have paid or caused to be paid upfront all the annual fees of each Rating Agency allocable to the Mortgage Loans.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement (including, without limitation, payment of the Mortgage Loan Purchase Price) shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (A) an officer's certificate of Depositor, dated as of the
            Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's organizational documents; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions set forth in the Exception Report, are true and correct in all material respects as of the date hereof (or, in each case, as of such other date specifically set forth in the subject representation and warranty) with respect to the Mortgage Loans identified on Schedule II.

            (xiii) The information set forth in any Disclosure Information (as defined in the Column Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Column Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Column Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Column Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities," "--Sponsors and Mortgage Loan Sellers," "--Originators," "--The Underlying Mortgage Loans," "--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" "Description of the Underlying Mortgage Loans" and "--Significant Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Document Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (subject to exceptions disclosed at such time) (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If the Seller receives notice of a breach of any of the representations or warranties contained in Exhibit A hereto and made by the Seller with respect to any Mortgage Loan listed on Schedule II hereto, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in either case, subject to the exceptions to such representations and warranties set forth in the Exception Report), or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (A) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (B) such document has not been properly executed or is otherwise defective on its face (the circumstances in the foregoing clauses (A) and (B), in each case, a "Defect" (including the "Defects" described below) in the related Mortgage
File), and if such Breach or Defect, as the case may be, materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein (any Breach or Defect that materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, a "Material Breach" or a "Material Document Defect," respectively), then the Seller shall, upon request of the Depositor, the Trustee, the Master Servicer or the Special Servicer, not later than 90 days from the receipt by the Seller of such request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Document Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Document Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event that any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, the second preceding sentence describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, and Seller shall not be obligated to repurchase, substitute or otherwise cure such Breach under any circumstances. With respect to any repurchase of a Mortgage Loan hereunder or with respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution shall not be part of the Trust Fund, and the Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of the Seller) shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; (e) the absence from the Mortgage File of any required original letter of credit (unless such original has been delivered to the Master Servicer and copy thereof is part of the Mortgage File), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Document Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of (a) Seller's receipt of notice to Seller of the discovery of such Defect or Breach by any party to the Pooling and Servicing Agreement and (b) Seller's discovery of such Defect or Breach (which period shall not be subject to extension).

            If the Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Document Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Document Defect is not capable of being so corrected or cured within such period, then the Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this
Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the Material Document Defect or Material Breach exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The determination of the Special Servicer as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. The Seller shall be responsible for the cost of (and, if so directed by the Special Servicer, obtaining) any Appraisal required for the Special Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Document Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the entire Mortgage Loan if the affected Mortgaged Property may, pursuant to the partial release provisions of the related Mortgage Loan Documents, be released and the Mortgaged Property remaining after such release satisfies the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) the Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and
(iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Document Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Mortgage Loans), shall promptly release the related Mortgage File and Servicer File (and all other documents pertaining to such Mortgage Loan possessed by the Depositor or the Trustee, as applicable, or on its behalf, but excluding any draft documents, attorney/client privileged communications and documents prepared by the Depositor or the Trustee (or by the Master Servicer or the Special Servicer on behalf of the Trust), as applicable, or any of its Affiliates solely for internal communication) or cause them to be released, to Seller and shall execute and deliver such instruments of transfer, endorsement or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents and shall deliver to Seller any escrow payments and reserve funds held by it, or on its behalf, with respect to such repurchased or replaced Mortgage Loan.

            It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan listed on Schedule II hereto constitute the sole remedies available to the Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting such Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted for by the Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at the Seller's expense, an opinion of counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted (in which case, the Seller will be obligated to purchase or substitute for all Crossed Mortgage Loans in the related Mortgage Group (defined above)). Any reserve or other cash collateral or letters of credit securing the affected Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof (unless otherwise modified in accordance with the Pooling and Servicing Agreement).

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (xxviii)(1) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (liv)(F) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of, notice to or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 9 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. Whether or not this Agreement is terminated, both the Depositor and the Seller agree to pay the transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement.

            Section 13. Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Depositor, addressed to the Depositor at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.:
(917) 326-8433), or such other address or telecopy number as may be designated by the Depositor to the Seller in writing, or, if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326,
Attention: Robert Barnes, Telecopy No.: (404) 239-0419, or such other address or telecopy number as may be designated by the Seller to the Depositor in writing.

            Section 15. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) business day and in any event no later than two (2) Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Depositor or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 11.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 16. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 17. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such designated persons and for the benefit of no other person; it being understood that the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 20. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 21. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 22. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 23. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as of the date first above written.

                                           COLUMN FINANCIAL, INC.,
                                               as Seller


                                           By: /s/ Jeffrey A. Altabef
                                               -----------------------------
                                               Title: Vice President


                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                               SECURITIES CORP.,
                                               as Depositor


                                           By: /s/ Jeffrey A. Altabef
                                               -----------------------------
                                               Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of December 1, 2006, between Column Financial, Inc. (the "Seller" or "Column") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" has the meaning given set forth in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" has the meaning set forth in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated December 13, 2006, between Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C5, issued in multiple classes.

            "Closing" has the meaning set forth in Section 2 of this Agreement.

            "Closing Date" means December 22, 2006.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Column Indemnification Agreement" means that certain indemnification agreement, dated as of December 13, 2006, among the Underwriters, the Initial Purchaser, Column and the Depositor.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in December 2006 (or with respect to Mortgage Loans which had closing/funding dates in December 2006, the respective closing/funding dates of such Mortgage Loans).

            "Defect" has the meaning set forth in Section 7 of this Agreement.

            "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

            "Exception Report" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of the Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

            "Initial Resolution Period" has the meaning set forth in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" has the meaning set forth in Section 7 of this Agreement.

            "Material Document Defect" has the meaning set forth in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the proviso in Section 1 of the Agreement).

            "Mortgage Group" has the meaning set forth in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" have the respective meanings set forth in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" has the meaning set forth in Recital II of this Agreement.

            "Offering Circular" means the confidential offering circular dated December 13, 2006, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of December 1, 2006, among the Master Servicer, the Special Servicer, the Depositor and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus, dated October 30, 2006, that is a part of the Depositor's registration statement on Form S-3 (File No. 333-137192).

            "Prospectus Supplement" means the Prospectus Supplement, dated December 13, 2006, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-AB, Class A-3, Class A-1-A, Class A-MFL, Class A-M, Class A-J and Class A-SP Certificates.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 thereof.

            "Trust Fund" has the meaning set forth in Recital II of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc., Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and Banc of America Securities LLC.

            "Underwriting Agreement" means the Underwriting Agreement, dated December 13, 2006, between the Depositor and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2006-C5


#     Crossed   Property Name
---   -------   -----------------------------------------------
  1             Babcock & Brown FX 4
  2             Queens Multifamily Portfolio
  3             720 Fifth Avenue
  5             280 Park Avenue
  6             W New York - Union Square
  7             Waterfront Plaza
  8   A         West Covina Village Community Shopping Center
  9   A         Wells Fargo Bank Tower
 10             Best Western President
 11   B         Mira Mesa Marketplace West
 12   B         Mira Mesa Marketplace East
 13             Roger Williams
 14             Sandhill Phase I
 15             Space Park
 16             Parker Corporate Center
 17   C         NP North Park Crossing
 18   C         NP Regal Cinema
 19   C         NP Sherwood Landing & Outback Steakhouse
 20             Verio Building
 21             North Ranch Mall
 23             Somerset Square
 24             360 - 386 Fordham Rd
 25             Torrey Highlands Village Center
 27             Hotel Andra
 28             148-154 Columbus Avenue
 29             7025 Scottsdale
 30             Caribbean Isle Apartments
 31             Seven Oaks Apartments
 32             The Waters Building
 33             Legacy at Friendly Manor
 34             The Mansfield Hotel
 36             Canyon Oaks Apartments
 37             Haggar Corporate Headquarters
 39             Jeronimo Center
 40             Canebrake Apartments
 41             Union Hills Square
 42   D         Concourse 100
 43   D         Concourse 800
 44             Akers Center
 45             Parkway Plaza
 46             400 West 14th Street
 47             Chidlaw Industrial WH (Refi)
 48             McClintock Fountains
 49             Summit Center Marketplace
 50             Burwick Farms Apartment Homes
 51             Lake Point Business Center
 52             Avalon Park Town Center Phase II
 53             Harvest Plaza
 54             Woodbridge Villas Apartments
 55             Legacy Apartments
 56             Smoketree Apartments
 57             MacArthur Park Apartments
 59             Gateway Plaza
 60             Shoppes of Olney
 61             209 West Jackson
 62             Sprouts Center Mesa
 63             Comfort Inn & Suites Chicago
 64             163-18 Jamaica Avenue
 65             Country Inn & Suites Denver
 66             2500 West Bradley
 67             Kennestone Physicians Center Phase II
 69             Catalina Mission Apartments
 70             Publix Market Square Haile Village
 71             Sunbreeze Apartments
 73             Roswell Summit
 74             Hilton Garden Inn Plymouth
 76             Hilton Garden Inn Columbus/Polaris
 77             Brentwood Retail Center
 78             Holiday Inn Express - Long Island City
 79             Beacon Ridge Tower
 80             Holiday Inn Select Dallas
 81             Gardens of Canal Park Apartments
 82             Observation Point Apartments
 83             Heald Business College
 84             Southgate Business Center I
 85             Palladium at Deep River
 87             Brandon Walk Apartments
 88             Best Western Mill River Manor
 89             Heartland Ridge Apartments
 90   E         Safeland Storage I
 91   E         Safeland Storage II
 92             Woodcrest Apartments
 93             The Promenade at Jones Bridge
 94             Staybridge Suites Chattanooga
 95             Market Place & Pointe South
 96             Towne Oaks Apartments (PARENT)
 97             Commerce Plaza I
 98             Satyr Hill Shopping Center
 99             Sprouts Center Glendale
100             Las Brisas Apartments
101             6400 Powers Ferry Landing
102             The Cottages on Elm
103             Destination Ramon
104             Grocery Outlet Portfolio
105             Arbors of Perrysburg
106             360 White Plains - Parent
107             Lincoln Plaza
108             North 41 Plaza
109             Holiday Inn Express Brandon
110             Dublin Village
111             Shady Oaks Apartments
112             Hillside Center
113             Holiday Inn Express Austin
114             Holiday Inn Express Easton
115             507, 515, 517 West 171st Street
116             Park Avenue Plaza
117             Country Inn & Suites Mankato
118             Brookstone Apartments
120             Lakeside Apartments
123             Courtyard by Marriott Layton
124             Holiday Inn Express Frackville
125             Westwood Fountains Apartments
126             Irwin Union Bank
127             Americana Park Mobile Home Park
132             Cortez West Shopping Center
133             Marketplace North II
134             Tower Station
136             Fairfield Inn & Suites Muskegon Norton Shores
137             Summerfield Shopping Center
138             150 West 140th Street
139             Ashton Park
141             Dorsey Business Center III
142             Preston Walk II
143             Holiday Inn Express Centerville
144             Holiday Inn Express St. Joseph, MI
145             Brookside Apartments
146             The Concourse
147             Hampton Inn Muskegon
148             Melrose Manor
149             Bazaar 280 Retail Center
150             Trinity Commons
151             Orlando North Service Center
152             Hidden Acres Apts Phase II
153             Southport Plaza
155             Johnson's Mobile Home Park & Marshwood Estates
156             Poplar Hill Medical Center
157             Shoppes at 521
158             15477 Ventura
159             96th & Madison
160             Ford City Office Plaza
161             Bradford Crossing
162             Country Club Marketplace
163             115 Park Street
164             Towne Crest Village
165             TownePlace Suites East Lansing
166             Ridgeview Marketplace
167             Chambers Ridge Apartments
168             Shops at West Pointe
169             Sheldon Plaza Shopping Center
170             Kennedy's Landing
171             Walgreens Festus
172             Four Gateway Plaza
173             Shannon Square
174             Claim Jumper at Deer Valley Towne Center
175             Hampton Inn Hinesville
176             Hampton Inn Sumter
177             StarKey Self Storage
178             Hampton Inn Johnson City
179             Mobile Home Terrace
180             Holiday Inn Express Hotel & Suites Morehead
181             Stonecrest Promenade
182             St. Germain Apartments
183             Corpus Christi Self Storage
184             Carlsbad Airport Center
185             SY Venture II
186             BV Properties Temecula
187             Pinegate Shopping Center
188             Royalgate and Timberwood Apartments
189             208 W. 4th Street
190             Ward Circle Retail
191             Shoppes at Pittsburgh Mills (2)
192             Valle Verde Pad #1
193             Remax office
194             Bartlett Square Retail Center
195             Federal Express Building
196             Old Town Plaza
197             Shoppes at Armenia
198             Metro Plaza
199             Lodge Apartments
200             Mill Ohm Building
201             Cornerstone Plaza
202             Elmsley Square
203             Madison Commons
204             485 Kings Highway
205             Comfort Suites Goldsboro
206             Town Place Square Pad C
207             Tomball Plaza
208             Terrace Eateries
209             Oaklandon Plaza
210             Spencer Square Apartments
212             Holiday Inn Express Hotel & Suites Laurinburg
213             Pinnacle Park Shops
214             Watkins Plaza
215             Camp Creek Shopping Center
216             Albemarle Shops
217             Adams and Tabor Shopping Center 2
218             MeadowPointe Office Park
219             Gramercy Park Townhomes
220             Fairway Center
221             11969 Jefferson Avenue
222             Pleasant Valley Plaza
223             Mallard Park Apartments
224             Greenbriar Apartments
225             1st & Maple Office Building
226             3032 Nostrand Avenue
227             Arlington Shops
228             Wesleigh Run Apartments
229             Summerwinds
230             CVS Fort Worth
231             College Oaks Apartments
232             Preston Walk I
233             Sunshine Village Mobile Home Park
234             Lakeridge Shopping Center
235             Shoppes of Ocala
236             Eden Gate Shops
237             JJ's Plaza
238             State Street Plaza
239             Del Amo Metro
240             Dowlen St. Retail Center
241             1310 Liberty Plaza
242             Fairfield Inn Okemos
243             Lafayette Gardens
244             Fawndale Apartments
245             Paseo Medical Center
246             Country Village Apartments
247             Camelback Retail 2
248             Brandon Square
249             Lantern Square
250   F         Mason Office Showroom
251   F         Beckett Showroom II
252             Northside Garden Apartments
253             Winding Creek Apartments
254             Wards Corner Shops
255             Woodsedge Plaza
256             3104 Edloe Office Building
257             Brookhollow Atrium
258             Gresham Court Apartments
259             Holiday Inn Express Plymouth
260             Plymouth Mobile Manor
261             Brighton Apartments
262             Jones Valley Station
263             Willow Glen Shopping Center
264             Lexington Retail Center
265             Madisonville Plaza
266             Ambulatory Care Center
267             Ruby Mobile Home Park Portfolio
268             Akron Student Housing Portfolio
269             Village Commons IV
271             Elsea Mobile Home Park
272             Hillcrest Apartments
273             Greenwood Pointe Shoppes
274             Morgan Road Station
275             Plaza Alondra Apartments
276             Northglen Village Shops
277             Warrenton Office
278             Leeds Station
279             San Fernando Road Industrial
280             McKinney Square Retail Strip
281             Railway Plaza
282             Strawberry Hill Apartments
283             Vance Jackson Self Storages (2)
284             Little Five Points Retail
285             Fountain Center
286             Town Manor Apartments
287             Greenhill Estates Mobile Home Park
288             Applebee's Ground Lease - Joliet, IL
289             Village Retail
290             Plaza at Flowery Branch
291             197 Main Street
292             Crossview Plaza
293             Applebee's Ground Lease - Arlington Heights, IL
294             Mazzei Blair
295             1435 Upper Front Street
296             Family Dollar Center
297             34 East Main Street
298             Lombardy Plaza
299             PNC Bank Cold Spring
300             Robbinsdale Retail Shop
301             Springville Mobile Home Park
302             Layton Market
303             1849 Kingwood Office Building
304             98-20 Metropolitan Ave


#     Address
---   ---------------------------------------------------------------------------------------
  1
  2
  3   720 Fifth Avenue
  5   280 Park Avenue
  6   201 Park Avenue South
  7   500 Ala Moana Boulevard
  8   301-477 North Azusa Avenue
  9   100 North Barranca Street
 10   234 West 48th Street
 11   10604-10788 Westview Parkway
 12   10643-10789 Westview Parkway
 13   131 Madison Avenue
 14   418 Town Center Place
 15   1100 Space Park Drive
 16   1311 Mamaroneck Avenue
 17   4th and Range Line Road
 18   648 Market Street
 19
 20   2334 Lundy Place
 21   3815-3967 East Thousand Oaks Boulevard
 23   120-170 Glastonbury Boulevard
 24   360-386 East Fordham Road
 25   7805-7875 Highlands Village Place
 27   2000 Fourth Avenue
 28   148-156 Columbus Avenue
 29   7025 North Scottsdale Road
 30   2848 Caribbean Isle Boulevard
 31   2001 West Campbell Road
 32   161 Ottawa Avenue Northwest
 33   5402 Friendly Manor Drive
 34   12 West 44th Street
 36   1601 Royal Crest
 37   11511 Luna Road
 39   25800 Jeronimo Road and 24001 Via Fabricante
 40   8891 Sugarland Drive
 41   8110-8190 West Union Hills Drive
 42   100 Concourse Parkway
 43   800 Concourse Parkway
 44   1401-1497 East Franklin Boulevard
 45   701 Sonoma Mountain Parkway
 46   400 West 14th Street and 2936 Third Avenue
 47   2221 East Bijou Street
 48   1830-1860 East Warner Road
 49   1284-1300 Summit Avenue
 50   525 West Highland Road
 51   6200-6360 Hazeltine National Drive
 52   12000 Avalon Lakes Drive
 53   9650 Strickland Road
 54   7920 Country Club Drive
 55   6909 Custer Road
 56   3161 West Cheryl Drive
 57   812 Kinwest Parkway
 59   300 Mulberry Street
 60   3110-3140 Olney Sandy Spring Road
 61   209 West Jackson Boulevard
 62   5225 East Southern Avenue
 63   15 East Ohio Street
 64   163-18 Jamaica Avenue
 65   4343 Airport Way
 66   2500 West Bradley Place
 67   61 Witcher Street
 69   4880 East 29th Steet
 70   2755 Southwest 91st Street
 71   2395 Woodwind Trail
 73   1080 Holcomb Bridge Road
 74   14600 North Sheldon Road
 76   8535 Lyra Drive
 77   11703 and 11717 San Vicente Boulevard and 11713 Gorham Avenue
 78   3805 Hunters Point Avenue
 79   600 Beacon Parkway West
 80   2645 Lyndon B Johnson Freeway
 81   2634 East Lake Boulevard
 82   4104 South 130th East Avenue
 83   25500 Industrial Boulevard
 84   4500 Southgate Place
 85   Eastern Margin of Samet Drive, North of West Wendover Avenue
 87   901 West Brand Road
 88   173 Sunrise Highway
 89   1340-1652 Trumbull Avenue
 90   13015 Canyon Road East
 91   8625 Pacific Avenue
 92   5402 66th Street
 93   9945 Jones Bridge Road
 94   1300 Carter Street
 95   8303, 8307, 8311 and 8315 East 11th Street South, 11110 and 11145 South 82nd East Place
      and 8230 East 111th Place
 96
 97   2809 Emerywood Parkway
 98   2023-2053 East Joppa Road
 99   5665 West Bell Road
100   2749 Northaven Road
101   6400 Powers Ferry Landing
102   1000A-2066B Elm Street
103   5601 East Ramon Road
104
105   28863 Oregon Road
106
107   4545 North Lincoln Boulevard
108   119 Cobb Parkway North
109   510 Grand Regency Boulevard
110   1100 Hillcrest Parkway
111   4320 South Congress Avenue
112   2459 East Silver Springs Boulevard
113   8500 IH 35 North
114   90 Kunkle Drive
115   507, 515 and 517 West 171st Street
116   4022 and 4058 Tampa Road
117   1900 Premier Drive
118   12600 Brookglade Circle
120   2250 Marsh Lane
123   1803 Woodland Park Drive
124   958 Schuykill Mall Road
125   9430 Concourse Drive
126   1818 East College Parkway
127   45 Crestway Drive
132   6310 Cortez Road
133   14759 North Dale Mabry Highway
134   956 North Neltnor Avenue
136   1520 Mount Garfield Road
137   11317-11375 Big Bend Road
138   150 West 140th Street
139   2602 21st Street
141   6797 Deerpath Road
142   1040 and 1080 Darrington Drive
143   5655 Wilmington Pike
144   3019 Lakeshore Drive
145   2019-2123 West College Avenue
146   18501, 18611-18623 East Gale Avenue
147   1401 East Ellis Road
148   6001 Ranchester Drive
149   5361 Highway 280 South
150   7831 Mitchell Boulevard
151   6750, 6764, 6782 & 6800 North Orange Blossom Trail (U.S. Highway 441)
152   245 Brittany Lane
153   3350 West Southport Road
155
156   4037-4057 Taylor Road
157   9789 Charlotte Highway
158   15477 Ventura Boulevard
159   21 East 96th Street
160   7601 South Kostner Avenue
161   2181-2189 Old Mountain Road
162   2005 East 2700 South
163   115 Park Street Southeast
164   2081 Jonesboro Road
165   2855 Hannah Boulevard
166   5980 Stetson Hills Boulevard
167   201 Westbrook Drive
168   8403 State Highway 151
169   1502-1590 Coburg Road
170   997, 1000-1006 Kennedy's Landing
171   519 South Truman Boulevard
172   444 East Pikes Peak Avenue
173   9433, 9435, 9515 and 9525 East 51st Street
174   3063 West Agua Fria Freeway
175   1148 East Oglethorpe Highway
176   1370 Broad Street
177   8141 Highway 59 South
178   508 North State of Franklin Rd
179   1205 North Santa Fe Avenue
180   5063 Executive Drive
181   8075 Mall Parkway
182   516 South Rawlings Street
183   9705 and 9642 South Padre Island Drive
184   5817 Dryden Place
185   3808-3820 Grand Avenue
186   27250 Madison Avenue
187   4075 Pine Ridge Road
188   1702 and 1711 Gessner Road
189   208 West 4th Street
190   204 Ward Circle
191   2015 Pittsburgh Mills Boulevard
192   50 North Valle Verde Drive
193   4285 North Shiloh Drive
194   1075-1095 West Army Trail Road
195   1145 Barnett Drive
196   2470-2474 San Diego Avenue
197   2507 West Hillsborough Avenue
198   2589-2619 South Hiawassee Road
199   1771 Red Robin Road
200   4900 Mill Street and 30 Ohm Place
201   23420 Lorain Road
202   3711 Elmsley Court
203   1591 and 1593 Hughes Road
204   485 Kings Highway
205   2613 North Park Drive
206   11334 4th Street
207   28527 Highway 249
208   395 North Palm Canyon Drive
209   11703-11743 Pendleton Pike
210   3200 Federal Road
212   400 Plaza Drive
213   4396 Interstate Highway 30
214   1675 Route 9
215   3530 Camp Creek Parkway
216   723 Leonard Avenue
217   700-742 Adams Avenue
218   100-200 North Meadows Drive
219   6405 Gillespie Road
220   1628 West Hebron Parkway
221   11969 Jefferson Avenue
222   11220 North Rodney Parham Road
223   319 Oak Run Drive
224   523-547 Main Street
225   2602, 2630 and 2660 First Avenue
226   3032 Nostrand Avenue
227   11615 Highway 70
228   5495 Wesleigh Run Drive
229   4801 South Main Street
230   1201 North Beach Street
231   4831 Myrtle Avenue
232   1065 Darrington Drive
233   1234 Reynolds Road
234   6700 Main Street
235   4701 Southwest College Road
236   9158-9166 East US Highway 36
237   9350 United States Highway 192
238   1500 State Street
239   5910 Del Amo Boulevard
240   4105 North Dowlen Road
241   1310 Middle Country Road
242   2335 Woodlake Drive
243   113 Edison Street
244   8103 Grow Lane
245   6120 West Bell Road
246   110 Lakeland Road
247   4860 North Litchfield Road
248   108-120 East Brandon Boulevard
249   9780 Lantern Road
250   7550 Central Parke Boulevard
251   8100 Beckett Center Drive
252   600 Arizona Avenue
253   5071 Ooltewah Ringgold Road
254   3920 Wards Road
255   28701 Trails Edge Boulevard
256   3104 Edloe Street
257   1000 Central Parkway North
258   1030 West Franklin Street
259   840 US Highway 64 West
260   201 West McCord Avenue
261   2703 Hollywood Court
262   2030 Cecil Ashburn Drive
263   1111 North Town East Boulevard
264   115-131 Towne Center Drive
265   111 Kefauver Lane
266   5875 South Transit Road
267   35 Cotter Road, 242 Ruby Road and 2037 Route 32
268   475 Spicer Street and 375 Cross Street
269   704 South State Road 135
271
272   1516 South 27th Street
273   795 US 31 North
274   3979 Parkwood Road, Southeast
275   10144-10152 Alondra Boulevard
276   4910-4924 Northeast 81st Street
277   70 Main Street
278   1725 Ashville Road
279   3452-3462 North San Fernando Road and 3630 Tyburn Street
280   116 North Tennessee Street
281   559 Fairway Drive and 572 Weston Ridge Drive
282   1500 Strawberry Road
283
284   506 Moreland Avenue Northeast
285   501 West Redlands Boulevard
286   3022-3040 West 14th Street and 3118 West 14th Street
287   800 North Walnut Street
288   2400 West Jefferson Street
289   555 West Broadway
290   5866 Spout Springs Road
291   197 West Main Street
292   13680 Southcove Drive
293   111 East Algonquin Road
294   9B-9G Montauk Highway
295   1435-1439 Upper Front Street
296   103 Boston Road
297   34 East Main Street
298   2650 Lombardy Lane
299   300 Crossroads Boulevard
300   4180 and 4168 West Broadway
301   9200 North Street
302   1916 North 700 West
303   1849 Kingwood Drive
304   98-20 Metropolitan Avenue

                                              Zip                      Interest    Net Mortgage    Original       Cut-off
#     City                            State   Code                     Rate        Rate            Balance        Balance
---   -----------------------------   -----   ----------------------   --------    ------------    ------------   ------------
  1                                                                      5.5546%         5.5340%   $193,864,853   $193,864,853
  2                                                                      6.2619%         6.2413%   $192,000,000   $192,000,000
  3   New York                        NY                       10019     5.7770%         5.7564%   $165,000,000   $165,000,000
  5   New York                        NY                       10017     6.7542%         6.7335%   $140,000,000   $140,000,000
  6   New York                        NY                       10003     6.3847%         6.3641%   $115,000,000   $115,000,000
  7   Honolulu                        HI                       96813     6.2065%         6.1859%   $100,000,000   $100,000,000
  8   West Covina                     CA                       91791     6.0400%         6.0194%    $41,000,000    $41,000,000
  9   West Covina                     CA                       91791     6.0400%         6.0194%    $41,000,000    $41,000,000
 10   New York                        NY                       10036     6.4306%         6.4100%    $80,000,000    $80,000,000
 11   San Diego                       CA                       92126     5.9800%         5.9594%    $38,500,000    $38,500,000
 12   San Diego                       CA                       92126     5.9800%         5.9594%    $36,500,000    $36,500,000
 13   New York                        NY                       10016     6.3075%         6.2869%    $64,000,000    $64,000,000
 14   Columbia                        SC                       29229     5.8900%         5.8694%    $57,000,000    $57,000,000
 15   Santa Clara                     CA                       95054     5.8860%         5.8654%    $55,000,000    $55,000,000
 16   White Plains                    NY                       10605     5.6300%         5.5594%    $52,000,000    $52,000,000
 17   Joplin                          MO                       64801     6.2150%         6.1944%    $31,511,800    $31,481,698
 18   Grand Junction                  CO                       81505     6.2150%         6.1944%     $9,676,900     $9,667,656
 19                                                                      6.2150%         6.1944%     $1,811,300     $1,809,570
 20   San Jose                        CA                       95131     5.9550%         5.9344%    $40,000,000    $40,000,000
 21   Westlake Village                CA                       91362     5.9200%         5.8994%    $37,500,000    $37,500,000
 23   Glastonbury                     CT                       06033     5.6300%         5.6094%    $33,000,000    $33,000,000
 24   Bronx                           NY                       10458     5.6500%         5.6294%    $30,000,000    $30,000,000
 25   San Diego                       CA                       92129     5.9500%         5.9294%    $30,000,000    $30,000,000
 27   Seattle                         WA                       98121     6.1800%         6.1594%    $28,000,000    $28,000,000
 28   New York                        NY                       10023     6.1247%         6.1041%    $26,000,000    $26,000,000
 29   Scottsdale                      AZ                       85253     5.7700%         5.7494%    $24,500,000    $24,500,000
 30   Melbourne                       FL                       32935     6.1200%         6.0994%    $24,000,000    $24,000,000
 31   Garland                         TX                       75044     5.8900%         5.8694%    $22,020,000    $22,020,000
 32   Grand Rapids                    MI                       49503     5.9400%         5.9194%    $21,800,000    $21,800,000
 33   Greensboro                      NC                       27410     6.1000%         6.0794%    $21,550,000    $21,550,000
 34   New York                        NY                       10036     6.0500%         6.0294%    $20,000,000    $20,000,000
 36   Austin                          TX                       78741     5.9100%         5.8494%    $18,825,000    $18,825,000
 37   Farmers Branch                  TX                       75234     6.1000%         6.0794%    $18,363,000    $18,363,000
 39   Mission Viejo                   CA                       92691     5.6450%         5.6244%    $16,930,000    $16,930,000
 40   Shreveport                      LA                       71115     5.9500%         5.9294%    $16,800,000    $16,800,000
 41   Glendale                        AZ                       85308     6.2700%         6.2494%    $16,250,000    $16,250,000
 42   Hoover                          AL                       35244     5.9100%         5.8894%    $11,400,000    $11,400,000
 43   Hoover                          AL                       35244     5.9100%         5.8894%     $4,100,000     $4,100,000
 44   Gastonia                        NC                       28054     5.8300%         5.8094%    $15,400,000    $15,400,000
 45   Petaluma                        CA                       94954     5.6200%         5.5994%    $15,300,000    $15,300,000
 46   New York                        NY                       10014     5.7800%         5.7594%    $15,000,000    $15,000,000
 47   Colorado Springs                CO                       80909     6.0000%         5.9794%    $14,300,000    $14,285,764
 48   Tempe                           AZ                       85284     6.0300%         6.0094%    $15,455,000    $15,455,000
 49   Oconomowoc                      WI                       53066     6.2200%         6.1594%    $13,800,000    $13,800,000
 50   Howell                          MI                       48843     5.6700%         5.6494%    $13,680,000    $13,680,000
 51   Orlando                         FL                       32822     5.8200%         5.7994%    $13,600,000    $13,600,000
 52   Orlando                         FL                       32828     6.0900%         6.0694%    $13,500,000    $13,500,000
 53   Raleigh                         NC                       27615     6.1300%         6.1094%    $13,475,000    $13,475,000
 54   Sachse                          TX                       75048     6.2300%         6.2094%    $13,400,000    $13,400,000
 55   Plano                           TX                       75023     5.9200%         5.8994%    $13,250,000    $13,250,000
 56   Phoenix                         AZ                       85051     6.0600%         6.0394%    $13,050,000    $13,050,000
 57   Irving                          TX                       75063     6.2700%         6.2294%    $12,865,000    $12,865,000
 59   Macon                           GA                       31201     6.0200%         5.9994%    $12,600,000    $12,600,000
 60   Olney                           MD                       20832     5.8800%         5.8594%    $12,150,000    $12,150,000
 61   Chicago                         IL                       60606     6.0300%         5.9994%    $12,000,000    $12,000,000
 62   Mesa                            AZ                       85206     5.9800%         5.9594%    $12,000,000    $12,000,000
 63   Chicago                         IL                       60611     6.3700%         6.3494%    $12,000,000    $11,969,342
 64   Jamaica                         NY                       11432     6.1475%         6.1269%    $11,750,000    $11,750,000
 65   Denver                          CO                       80239     6.2300%         6.2094%    $11,700,000    $11,676,102
 66   Chicago                         IL                       60618     6.5000%         6.4794%    $11,500,000    $11,481,239
 67   Marietta                        GA                       30060     6.1500%         6.1294%    $11,300,000    $11,300,000
 69   Tucson                          AZ                       85711     5.8200%         5.7994%    $11,050,000    $11,050,000
 70   Gainesville                     FL                       32608     6.0600%         6.0394%    $11,000,000    $11,000,000
 71   Melbourne                       FL                       32935     6.5100%         6.4894%    $11,000,000    $10,955,883
 73   Roswell                         GA                       30076     6.3800%         6.3594%    $10,875,000    $10,875,000
 74   Plymouth                        MI                       48170     6.2500%         6.2294%    $10,550,000    $10,535,353
 76   Columbus                        OH                       43240     6.1500%         6.1294%    $10,300,000    $10,300,000
 77   Los Angeles                     CA                       90049     5.8500%         5.7994%    $10,000,000    $10,000,000
 78   Long Island City                NY                       11101     6.4000%         6.3794%    $10,000,000     $9,960,876
 79   Birmingham                      AL                       35209     5.9100%         5.8894%     $9,750,000     $9,750,000
 80   Farmers Branch                  TX                       75234     6.3500%         6.3294%     $9,750,000     $9,733,532
 81   Robinsonville                   MS                       38664     5.7900%         5.7694%     $9,524,000     $9,524,000
 82   Tulsa                           OK                       74134     6.3200%         6.2994%     $9,400,000     $9,400,000
 83   Hayward                         CA                       94545     5.9000%         5.8394%     $9,400,000     $9,390,462
 84   Chantilly                       VA                       20151     6.2600%         6.2394%     $9,270,000     $9,237,864
 85   High Point                      NC                       27265     6.2100%         6.1894%     $9,200,000     $9,200,000
 87   Garland                         TX                       75040     6.2700%         6.2294%     $9,135,000     $9,135,000
 88   Rockville Centre                NY                       11570     6.5500%         6.5294%     $9,000,000     $8,955,214
 89   Normal                          IL                       61761     6.1800%         6.1494%     $8,840,000     $8,840,000
 90   Puyallup                        WA                       98373     6.1500%         6.1294%     $4,500,000     $4,500,000
 91   Tacoma                          WA                       98444     6.1500%         6.1294%     $4,100,000     $4,100,000
 92   Lubbock                         TX                       79424     6.0800%         6.0594%     $8,600,000     $8,600,000
 93   Alpharetta                      GA                       30022     5.9700%         5.9494%     $8,600,000     $8,568,178
 94   Chattanooga                     TN                       37402     6.4400%         6.4194%     $8,550,000     $8,516,775
 95   Bixby                           OK                       74008     6.3400%         6.3094%     $8,443,800     $8,443,800
 96                                                                      6.1100%         6.0894%     $8,080,000     $8,080,000
 97   Richmond                        VA                       23294     5.9650%         5.9444%     $8,000,000     $8,000,000
 98   Parkville                       MD                       21234     5.7400%         5.7194%     $7,940,000     $7,940,000
 99   Glendale                        AZ                       85308     6.1000%         6.0794%     $7,850,000     $7,850,000
100   Dallas                          TX                       75229     6.0500%         6.0294%     $7,825,000     $7,825,000
101   Atlanta                         GA                       30339     6.2800%         6.2594%     $7,600,000     $7,600,000
102   Fayetteville                    NC                       28303     6.1600%         6.1394%     $7,600,000     $7,600,000
103   Palm Springs                    CA                       92264     5.5400%         5.5194%     $7,500,000     $7,500,000
104                                                                      6.1300%         6.1094%     $7,500,000     $7,500,000
105   Perrysburg                      OH                       43551     6.2000%         6.1794%     $7,400,000     $7,400,000
106                                                                      6.4700%         6.4494%     $7,300,000     $7,281,297
107   Oklahoma City                   OK                       73105     6.0700%         6.0494%     $7,000,000     $7,000,000
108   Marietta                        GA                       30062     6.0100%         5.9894%     $7,000,000     $7,000,000
109   Brandon                         FL                       33510     5.9400%         5.9194%     $7,000,000     $6,987,028
110   Dublin                          GA                       31021     5.7800%         5.7594%     $6,800,000     $6,800,000
111   Austin                          TX                       78745     6.1500%         6.0994%     $6,800,000     $6,800,000
112   Ocala                           FL                       34470     6.3000%         6.2794%     $6,660,000     $6,660,000
113   Austin                          TX                       78753     6.1300%         6.1094%     $6,640,000     $6,630,609
114   Easton                          PA                       18045     6.2500%         6.2294%     $6,600,000     $6,582,778
115   New York                        NY                       10032     5.7500%         5.7294%     $6,500,000     $6,500,000
116   Oldsmar                         FL                       34677     6.2700%         6.2494%     $6,500,000     $6,500,000
117   Mankato                         MN                       56001     6.2300%         6.2094%     $6,500,000     $6,486,723
118   Houston                         TX                       77099     6.1440%         6.0934%     $6,400,000     $6,400,000
120   Carrollton                      TX                       75006     6.1200%         6.0994%     $6,150,000     $6,150,000
123   Layton                          UT                       84041     6.1000%         6.0794%     $6,000,000     $5,989,273
124   Frackville                      PA                       17931     6.2500%         6.2294%     $6,000,000     $5,984,343
125   Houston                         TX                       77036     5.7500%         5.7294%     $5,900,000     $5,900,000
126   Carson City                     NV                       89706     6.3400%         6.3194%     $5,700,000     $5,700,000
127   Chester                         VA                       23831     5.8450%         5.8244%     $5,650,000     $5,650,000
132   Bradenton                       FL                       34210     6.2400%         6.2194%     $5,300,000     $5,300,000
133   Tampa                           FL                       33618     6.1500%         6.1294%     $5,300,000     $5,300,000
134   West Chicago                    IL                       60185     6.2600%         6.2394%     $5,200,000     $5,200,000
136   Norton Shores                   MI                       49444     6.2500%         6.2294%     $5,100,000     $5,092,919
137   Riverview                       FL                       33569     6.2200%         6.1994%     $5,022,000     $5,022,000
138   New York                        NY                       10030     5.7900%         5.7694%     $5,000,000     $5,000,000
139   Texas City                      TX                       77590     5.7900%         5.7694%     $5,000,000     $5,000,000
141   Elkridge                        MD                       21075     6.2900%         6.2694%     $4,870,000     $4,853,232
142   Cary                            NC                       27513     6.0500%         6.0294%     $4,815,000     $4,815,000
143   Centerville                     OH                       45459     6.2650%         6.2444%     $4,800,000     $4,793,351
144   St. Joseph                      MI                       49085     6.2500%         6.2294%     $4,750,000     $4,750,000
145   Bozeman                         MT                       59718     6.3100%         6.2894%     $4,740,000     $4,740,000
146   City of Industry                CA                       91748     6.2400%         6.2194%     $4,680,000     $4,680,000
147   Muskegon                        MI                       49444     6.2500%         6.2294%     $4,600,000     $4,593,614
148   Houston                         TX                       77036     5.8300%         5.8094%     $4,400,000     $4,400,000
149   Birmingham                      AL                       35242     6.0200%         5.9994%     $4,375,000     $4,367,036
150   New Port Richey                 FL                       34655     6.0200%         5.9994%     $4,300,000     $4,300,000
151   Orlando                         FL                       32810     5.8500%         5.8294%     $4,225,000     $4,225,000
152   Elyria                          OH                       44035     6.1100%         6.0894%     $4,200,000     $4,200,000
153   Kissimmee                       FL                       34746     6.0900%         6.0294%     $4,200,000     $4,200,000
155                                                                      6.4900%         6.4694%     $4,205,000     $4,191,172
156   Chesapeake                      VA                       23321     6.3700%         6.3494%     $4,150,000     $4,135,970
157   Fort Mill                       SC                       29715     6.5000%         6.4094%     $4,083,000     $4,083,000
158   Sherman Oaks                    CA                       91403     6.0500%         6.0294%     $4,050,000     $4,050,000
159   New York                        NY                       10128     6.1500%         6.1294%     $4,000,000     $4,000,000
160   Chicago                         IL                       60652     6.0950%         6.0644%     $4,000,000     $4,000,000
161   Statesville                     NC                       28625     5.8600%         5.8394%     $4,000,000     $3,992,455
162   Salt Lake City                  UT                       84109     6.2400%         6.2194%     $3,920,000     $3,920,000
163   Vienna                          VA                       22180     6.1900%         6.1694%     $3,900,000     $3,900,000
164   McDonough                       GA                       30253     6.2600%         6.2394%     $3,905,000     $3,898,267
165   East Lansing                    MI                       48823     6.3500%         6.3294%     $3,850,000     $3,844,737
166   Colorado Springs                CO                       80922     6.0600%         6.0394%     $3,840,000     $3,840,000
167   Carrboro                        NC                       27510     6.2500%         6.2294%     $3,800,000     $3,800,000
168   San Antonio                     TX                       78245     5.9700%         5.9494%     $3,775,000     $3,775,000
169   Eugene                          OR                       97401     5.8800%         5.8594%     $3,750,000     $3,750,000
170   Cincinnati                      OH                       45245     6.0000%         5.9794%     $3,750,000     $3,746,267
171   Festus                          MO                       63028     6.1900%         6.1694%     $3,731,000     $3,720,845
172   Colorado Springs                CO                       80903     5.8900%         5.8294%     $3,720,000     $3,720,000
173   Tulsa                           OK                       74145     6.2200%         6.1594%     $3,654,000     $3,654,000
174   Phoenix                         AZ                       85027     6.2500%         6.2294%     $3,650,000     $3,650,000
175   Hinesville                      GA                       31313     6.5000%         6.4794%     $3,600,000     $3,595,193
176   Sumter                          SC                       29150     6.2000%         6.1794%     $3,600,000     $3,594,963
177   Foley                           AL                       36535     6.2600%         6.2394%     $3,600,000     $3,587,520
178   Johnson City                    TN                       37604     6.0900%         6.0694%     $3,600,000     $3,585,163
179   Vista                           CA                       92084     5.9500%         5.9294%     $3,600,000     $3,584,884
180   Morehead City                   NC                       28557     6.4100%         6.3894%     $3,540,000     $3,526,173
181   Lithonia                        GA                       30038     6.3100%         6.2894%     $3,530,000     $3,517,901
182   Carbondale                      IL                       62901     5.9200%         5.8994%     $3,499,999     $3,499,999
183   Corpus Christi                  TX                       78418     6.2200%         6.1994%     $3,500,000     $3,493,910
184   Carlsbad                        CA                       92008     6.1400%         6.1194%     $3,499,999     $3,493,798
185   Chino                           CA                       91710     6.4200%         6.3994%     $3,499,999     $3,490,934
186   Temecula                        CA                       92590     6.0300%         5.9694%     $3,500,000     $3,490,143
187   Naples                          FL                       34119     6.4000%         6.3794%     $3,475,000     $3,475,000
188   Houston                         TX                       77080     5.7350%         5.7144%     $3,450,000     $3,450,000
189   Austin                          TX                       78701     6.0800%         5.9994%     $3,440,000     $3,440,000
190   Brentwood                       TN                       37027     6.2000%         6.1794%     $3,400,000     $3,400,000
191   Tarentum                        PA                       15084     5.4900%         5.4294%     $3,400,000     $3,368,458
192   Henderson                       NV                       89074     6.3200%         6.2994%     $3,300,000     $3,294,388
193   Fayetteville                    AR                       72703     6.2500%         6.2294%     $3,300,000     $3,294,297
194   Bartlett                        IL                       60103     5.7500%         5.7194%     $3,250,000     $3,250,000
195   Lake Worth                      FL                       33461     5.7500%         5.7294%     $3,250,000     $3,250,000
196   San Diego                       CA                       92110     6.1000%         6.0794%     $3,200,000     $3,200,000
197   Tampa                           FL                       33614     6.1700%         6.1494%     $3,200,000     $3,194,369
198   Orlando                         FL                       32835     6.0000%         5.9794%     $3,150,000     $3,150,000
199   Columbus                        OH                       43229     6.2400%         6.2194%     $3,110,000     $3,110,000
200   Reno                            NV                       89502     6.2500%         6.2294%     $3,082,000     $3,082,000
201   North Olmsted                   OH                       44070     6.2300%         6.1594%     $3,000,000     $3,000,000
202   Greensboro                      NC                       27406     5.7700%         5.7494%     $3,000,000     $3,000,000
203   Madison                         AL                       35758     5.8700%         5.8494%     $3,000,000     $3,000,000
204   Brooklyn                        NY                       11223     5.7600%         5.7394%     $3,000,000     $3,000,000
205   Goldsboro                       NC                       27534     6.4100%         6.3894%     $2,995,000     $2,983,302
206   Rancho Cucamonga                CA                       91730     5.9400%         5.9194%     $2,950,000     $2,944,533
207   Tomball                         TX                       77375     5.9700%         5.9394%     $2,925,000     $2,925,000
208   Palm Springs                    CA                       92262     5.8100%         5.7894%     $2,900,000     $2,900,000
209   Indianapolis                    IN                       46236     5.8800%         5.8594%     $2,850,000     $2,850,000
210   Pasadena                        TX                       77504     6.2400%         6.2194%     $2,800,000     $2,792,460
212   Laurinburg                      NC                       28352     6.4100%         6.3894%     $2,760,000     $2,749,220
213   Dallas                          TX                       75211     5.7000%         5.6794%     $2,747,500     $2,747,500
214   Clifton park                    NY                       12065     6.3800%         6.3594%     $2,750,000     $2,747,455
215   East Point                      GA                       30344     6.1400%         6.1194%     $2,725,000     $2,725,000
216   Albemarle                       NC                       28001     5.8400%         5.8194%     $2,720,000     $2,714,846
217   Philadelphia                    PA                       19124     6.7300%         6.7094%     $2,725,000     $2,714,640
218   Wexford                         PA                       15090     6.0000%         5.9294%     $2,700,000     $2,700,000
219   Memphis                         TN                       38134     5.8600%         5.8394%     $2,700,000     $2,700,000
220   Carrollton                      TX                       75010     6.0000%         5.9794%     $2,700,000     $2,692,348
221   Newport News                    VA                       23606     6.5100%         6.4894%     $2,700,000     $2,691,162
222   Little Rock                     AR                       72212     6.3300%         6.3094%     $2,700,000     $2,690,788
223   Raleigh                         NC                       27606     6.0000%         5.9794%     $2,680,000     $2,680,000
224   Grafton                         OH                       44044     5.9000%         5.8394%     $2,625,000     $2,625,000
225   San Diego                       CA                       92103     5.7200%         5.6994%     $2,600,000     $2,600,000
226   Brooklyn                        NY                       11229     5.6700%         5.6494%     $2,600,000     $2,600,000
227   Arlington                       TN                       38002     5.9000%         5.8794%     $2,600,000     $2,600,000
228   Columbus                        OH                       43228     6.0000%         5.9794%     $2,600,000     $2,600,000
229   Mesilla Park                    NM                       88047     6.5000%         6.4794%     $2,600,000     $2,597,650
230   Fort Worth                      TX                       76111     5.8400%         5.8194%     $2,560,000     $2,557,373
231   Sacramento                      CA                       95841     5.9600%         5.9394%     $2,550,000     $2,550,000
232   Cary                            NC                       27513     6.0000%         5.9794%     $2,525,000     $2,525,000
233   Lakeland                        FL                       33801     6.3000%         6.2794%     $2,500,000     $2,497,651
234   The Colony                      TX                       75056     6.3600%         6.3394%     $2,500,000     $2,491,529
235   Ocala                           FL                       34474     6.0200%         5.9994%     $2,475,000     $2,475,000
236   Avon                            IN                       46123     6.2300%         6.2094%     $2,450,000     $2,428,830
237   Clermont                        FL                       34714     6.4300%         6.4094%     $2,400,000     $2,397,801
238   Racine                          WI                       53404     6.3300%         6.3094%     $2,350,000     $2,350,000
239   Lakewood                        CA                       90713     6.3500%         6.3294%     $2,338,000     $2,338,000
240   Beaumont                        TX                       77706     6.4100%         6.3894%     $2,313,000     $2,305,252
241   Selden                          NY                       11784     6.5300%         6.5094%     $2,300,000     $2,297,933
242   Okemos                          MI                       48864     6.2500%         6.2294%     $2,300,000     $2,296,807
243   Wilkes-Barre                    PA                       18702     6.1500%         6.1294%     $2,300,000     $2,293,686
244   Houston                         TX                       77040     6.5300%         6.5094%     $2,270,000     $2,260,940
245   Glendale                        AZ                       85308     6.3200%         6.2994%     $2,260,000     $2,256,157
246   Morton                          IL                       61550     6.1800%         6.1594%     $2,260,000     $2,252,022
247   Litchfield                      AZ                       85340     5.7600%         5.7394%     $2,250,000     $2,250,000
248   Brandon                         FL                       33511     6.3600%         6.3394%     $2,200,000     $2,200,000
249   Fishers                         IN                       46037     6.0500%         6.0294%     $2,200,000     $2,196,022
250   Mason                           OH                       45040     6.3600%         6.2994%     $1,150,000     $1,146,982
251   West Chester                    OH                       45069     6.3600%         6.2994%     $1,050,000     $1,047,245
252   Warner Robbins                  GA                       31093     6.1300%         6.1094%     $2,200,000     $2,192,146
253   Collegedale                     TN                       37363     6.0600%         6.0394%     $2,175,000     $2,168,914
254   Lynchburg                       VA                       24502     6.0500%         6.0294%     $2,160,000     $2,160,000
255   Bonita Springs                  FL                       34134     6.2500%         6.2294%     $2,150,000     $2,150,000
256   Houston                         TX                       77027     6.2400%         6.2194%     $2,150,000     $2,150,000
257   San Antonio                     TX                       78232     5.9200%         5.8994%     $2,150,000     $2,150,000
258   Richmond                        VA                       23220     6.0000%         5.8644%     $2,150,000     $2,150,000
259   Plymouth                        NC                       27962     6.4100%         6.3894%     $2,140,000     $2,131,642
260   Bakersfield                     CA                       93308     5.6800%         5.6594%     $2,075,000     $2,056,529
261   Reading                         PA                       19606     5.9400%         5.9194%     $2,062,000     $2,046,478
262   Huntsville                      AL                       35802     6.0200%         5.9994%     $2,025,000     $2,021,314
263   Mesquite                        TX                       75150     6.2500%         6.2294%     $2,023,000     $2,010,779
264   Lexington                       KY                       40511     6.4100%         6.3894%     $2,000,000     $1,996,668
265   Madisonville                    TN                       37354     6.3600%         6.3394%     $1,975,000     $1,975,000
266   Lockport                        NY                       14094     6.2100%         6.1894%     $1,925,000     $1,919,783
267   Highland, Kingston and Modena   NY      12528, 12401 and 12548     6.2200%         6.1994%     $1,900,000     $1,900,000
268   Akron                           OH                       44311     6.0000%         5.9794%     $1,900,000     $1,900,000
269   Greenwood                       IN                       46143     6.3900%         6.3694%     $1,900,000     $1,900,000
271                                                                      6.0300%         6.0094%     $1,850,000     $1,848,169
272   Nederland                       TX                       77627     6.4000%         6.3794%     $1,840,000     $1,840,000
273   Greenwood                       IN                       46142     6.3900%         6.3694%     $1,800,000     $1,800,000
274   Bessemer                        AL                       35022     6.0200%         5.9994%     $1,800,000     $1,796,723
275   Bellflower                      CA                       90706     5.8900%         5.8694%     $1,750,000     $1,746,721
276   Kansas City                     MO                       64119     6.2000%         6.1794%     $1,745,000     $1,740,261
277   Warrenton                       VA                       20186     6.0000%         5.9794%     $1,710,000     $1,708,298
278   Leeds                           AL                       35094     6.0200%         5.9994%     $1,650,000     $1,646,996
279   Los Angeles                     CA                       90065     6.1100%         6.0894%     $1,625,000     $1,625,000
280   McKinney                        TX                       75069     6.1500%         6.1294%     $1,624,000     $1,624,000
281   Naperville                      IL                       60563     6.1500%         6.1294%     $1,600,000     $1,600,000
282   Pasadena                        TX                       77502     6.2400%         6.2194%     $1,550,000     $1,545,826
283                                                                      6.9800%         6.9594%     $1,537,500     $1,532,007
284   Atlanta                         GA                       30307     6.1700%         6.1494%     $1,450,000     $1,450,000
285   Redlands                        CA                       92373     6.5000%         6.4794%     $1,410,000     $1,410,000
286   Cleveland                       OH                       44109     5.8500%         5.8294%     $1,400,000     $1,400,000
287   Roanoke                         TX                       76262     6.1000%         6.0794%     $1,400,000     $1,398,633
288   Joliet                          IL                       60435     5.9800%         5.9494%     $1,300,000     $1,300,000
289   Forest Lake                     MN                       55025     6.4000%         6.3794%     $1,300,000     $1,294,647
290   Flowery Branch                  GA                       30542     6.2500%         6.2294%     $1,200,000     $1,198,861
291   Sayville                        NY                       11782     6.1600%         6.1394%     $1,160,000     $1,160,000
292   Sterling Heights                MI                       48313     6.0200%         5.9994%     $1,150,000     $1,148,860
293   Arlington Heights               IL                       60005     5.9800%         5.9494%     $1,020,000     $1,020,000
294   Blue Point                      NY                       11715     6.6000%         6.5794%     $1,000,000       $995,164
295   Binghamton                      NY                       13901     6.5400%         6.5194%       $990,000       $990,000
296   Edgewater                       FL                       32141     6.6500%         6.6294%       $975,000       $974,144
297   Freehold                        NJ                       07728     6.5100%         6.4894%       $934,000       $933,157
298   Dallas                          TX                       75220     6.3000%         6.2794%       $930,000       $929,126
299   Cold Spring                     KY                       41076     6.1900%         6.1694%       $865,000       $864,170
300   Robbinsdale                     MN                       55422     6.2900%         6.2694%       $785,000       $783,656
301   Concord                         NY                       14141     6.2700%         6.2494%       $750,000       $747,993
302   Layton                          UT                       84041     6.7800%         6.7594%       $640,000       $639,023
303   Houston                         TX                       77339     6.5500%         6.5294%       $500,000       $500,000
304   Forest Hills                    NY                       11375     6.2200%         6.1994%       $500,000       $499,130

                                                                                           Units/
      Rem.                                   Orig            Rem.                          Sq. Ft./
      Term to      Maturity                  Amort.          Amort.          Monthly       Rooms/        Interest Calculation
#     Maturity     Date         ARD          Term            Term            Payment       Pads          (30/360 / Actual/360)
---   ----------   ----------   ----------   -------------   -------------   -----------   -----------   ---------------------
  1          109   1/11/2016    N/A                    364             364    $1,103,135                 Actual/360
  2           84   12/11/2013   N/A          Interest Only   Interest Only    $1,015,822                 Actual/360
  3          119   11/11/2016   N/A          Interest Only   Interest Only      $805,370       121,108   Actual/360
  5          114   6/11/2016    N/A                    360             360      $902,169     1,206,807   Actual/360
  6           58   10/11/2011   N/A          Interest Only   Interest Only      $620,368           270   Actual/360
  7          118   10/11/2016   N/A          Interest Only   Interest Only      $524,393       521,683   Actual/360
  8          120   12/11/2016   N/A                    360             360      $246,871       229,324   Actual/360
  9          120   12/11/2016   N/A                    360             360      $246,871       215,189   Actual/360
 10          116   8/11/2016    N/A                    360             360      $494,015           334   Actual/360
 11          118   10/11/2016   N/A          Interest Only   Interest Only      $194,523       214,678   Actual/360
 12          118   10/11/2016   N/A          Interest Only   Interest Only      $184,418       249,060   Actual/360
 13          116   8/11/2016    N/A                    300             300      $424,466           192   Actual/360
 14          119   11/11/2016   N/A          Interest Only   Interest Only      $283,661       294,952   Actual/360
 15          120   12/11/2016   N/A                    360             360      $325,733       163,358   Actual/360
 16           61   1/11/2012    N/A          Interest Only   Interest Only      $247,355       317,016   Actual/360
 17          119   11/11/2036   11/11/2016             360             359      $193,307       200,910   Actual/360
 18          119   11/11/2036   11/11/2016             360             359       $59,362        50,136   Actual/360
 19          119   11/11/2036   11/11/2016             360             359       $11,111                 Actual/360
 20          119   11/11/2016   N/A                    360             360      $238,664       130,752   Actual/360
 21          116   8/11/2016    N/A          Interest Only   Interest Only      $187,569       185,083   Actual/360
 23          119   11/11/2016   N/A          Interest Only   Interest Only      $156,975       113,412   Actual/360
 24          121   1/11/2017    N/A                    360             360      $173,171        46,480   Actual/360
 25          120   12/11/2016   N/A          Interest Only   Interest Only      $150,816        89,990   Actual/360
 27          117   9/11/2016    N/A                    360             360      $171,128           119   Actual/360
 28          117   9/11/2016    N/A          Interest Only   Interest Only      $134,545            44   Actual/360
 29           82   10/11/2013   N/A          Interest Only   Interest Only      $119,440        91,148   Actual/360
 30          116   8/11/2016    N/A                    360             360      $145,749           376   Actual/360
 31          119   11/11/2016   N/A                    360             360      $130,468           308   Actual/360
 32          118   10/11/2016   N/A                    360             360      $129,862       286,170   Actual/360
 33          116   8/11/2016    N/A                    360             360      $130,592           308   Actual/360
 34          119   11/11/2016   N/A                    360             360      $120,554           124   Actual/360
 36           81   9/11/2013    N/A                    360             360      $111,778           562   Actual/360
 37          115   7/11/2016    N/A          Interest Only   Interest Only       $94,642       180,507   Actual/360
 39          120   12/11/2016   N/A                    360             360       $97,673        85,224   Actual/360
 40          117   9/11/2016    N/A                    360             360      $100,185           200   Actual/360
 41          119   11/11/2016   N/A                    360             360      $100,266        52,240   Actual/360
 42          119   11/11/2016   N/A                    360             360       $67,691       125,597   Actual/360
 43          119   11/11/2016   N/A                    360             360       $24,345        45,857   Actual/360
 44          121   1/11/2017    N/A                    360             360       $90,654       240,737   Actual/360
 45          119   11/11/2016   N/A                    360             360       $88,027        79,512   Actual/360
 46          119   11/11/2016   N/A          Interest Only   Interest Only       $73,253        44,000   Actual/360
 47          119   11/11/2016   N/A                    360             359       $85,736       278,173   Actual/360
 48          117   9/11/2016    N/A                    360             360       $92,959       136,003   Actual/360
 49          120   12/11/2016   N/A                    360             360       $84,700        72,803   Actual/360
 50          120   12/11/2016   N/A                    360             360       $79,139           264   Actual/360
 51          117   9/11/2016    N/A                    360             360       $79,972       134,389   Actual/360
 52          117   9/11/2016    N/A                    360             360       $81,722        31,513   Actual/360
 53          117   9/11/2016    N/A                    360             360       $81,919        91,457   Actual/360
 54          117   9/11/2016    N/A                    360             360       $82,332           222   Actual/360
 55          119   11/11/2016   N/A                    360             360       $78,760           244   Actual/360
 56          118   10/11/2016   N/A                    360             360       $78,745           280   Actual/360
 57          118   10/11/2016   N/A                    360             360       $79,379           276   Actual/360
 59          118   10/11/2016   N/A                    360             360       $75,705       106,447   Actual/360
 60          118   10/11/2016   N/A          Interest Only   Interest Only       $60,362        34,350   Actual/360
 61          117   9/11/2016    N/A                    360             360       $72,178       144,465   Actual/360
 62          117   9/11/2016    N/A                    360             360       $71,792        55,579   Actual/360
 63          118   10/11/2016   N/A                    300             298       $80,053           130   Actual/360
 64           60   12/11/2011   N/A                    360             360       $71,565        68,900   Actual/360
 65          118   10/11/2016   N/A                    336             334       $73,676           193   Actual/360
 66          117   9/11/2016    N/A                    360             358       $72,688       348,000   Actual/360
 67          117   9/11/2016    N/A                    360             360       $68,843        67,062   Actual/360
 69          119   11/11/2016   N/A                    360             360       $64,977           336   Actual/360
 70          116   8/11/2016    N/A                    360             360       $66,375        71,007   Actual/360
 71           55   7/11/2011    N/A                    360             355       $69,600           208   Actual/360
 73          118   10/11/2016   N/A                    360             360       $67,881       125,495   Actual/360
 74          119   11/11/2016   N/A                    300             299       $69,595           157   Actual/360
 76          120   12/11/2016   N/A                    300             300       $67,311           118   Actual/360
 77          119   11/11/2016   N/A                    360             360       $58,994        10,567   Actual/360
 78          117   9/11/2016    N/A                    300             297       $66,897            79   Actual/360
 79          119   11/11/2016   N/A                    360             360       $57,893       153,017   Actual/360
 80          118   10/11/2016   N/A                    360             358       $60,668           375   Actual/360
 81          120   12/11/2016   N/A                    360             360       $55,822           232   Actual/360
 82          116   8/11/2016    N/A                    360             360       $58,306           400   Actual/360
 83          119   11/11/2036   11/11/2016             360             359       $55,755        58,012   Actual/360
 84          117   9/11/2016    N/A                    360             356       $57,137        78,669   Actual/360
 85          116   8/11/2016    N/A                    360             360       $56,407        54,999   Actual/360
 87          118   10/11/2016   N/A                    360             360       $56,365           194   Actual/360
 88          118   10/11/2016   N/A                    300             296       $61,050           100   Actual/360
 89          117   9/11/2016    N/A                    360             360       $54,028           144   Actual/360
 90          118   10/11/2016   N/A                    360             360       $27,415        87,735   Actual/360
 91          118   10/11/2016   N/A                    360             360       $24,978        61,840   Actual/360
 92          118   10/11/2016   N/A                    360             360       $52,005           224   Actual/360
 93          116   8/11/2016    N/A                    360             356       $51,396        38,312   Actual/360
 94          118   10/11/2016   N/A                    300             297       $57,410           124   Actual/360
 95          117   9/11/2016    N/A                    360             360       $52,485       130,000   Actual/360
 96          118   10/11/2016   N/A                    360             360       $49,017                 Actual/360
 97          118   10/11/2016   N/A                    360             360       $47,784        84,916   Actual/360
 98          120   12/11/2016   N/A                    360             360       $46,285        53,539   Actual/360
 99          118   10/11/2016   N/A                    360             360       $47,571        61,254   Actual/360
100           58   10/11/2011   N/A                    360             360       $47,167           253   Actual/360
101          117   9/11/2016    N/A                    360             360       $46,943        80,762   Actual/360
102          117   9/11/2016    N/A                    360             360       $46,351           276   Actual/360
103          120   12/11/2016   N/A          Interest Only   Interest Only       $35,106       269,547   Actual/360
104          117   9/11/2016    N/A                    360             360       $45,595                 Actual/360
105          122   2/11/2017    N/A                    360             360       $45,323           114   Actual/360
106          117   9/11/2016    N/A                    360             357       $45,997                 Actual/360
107          116   8/11/2016    N/A                    360             360       $42,284       242,686   Actual/360
108          116   8/11/2016    N/A                    360             360       $42,014       137,901   Actual/360
109          118   10/11/2016   N/A                    360             358       $41,699           119   Actual/360
110          120   12/11/2016   N/A                    360             360       $39,813        98,540   Actual/360
111          116   8/11/2016    N/A                    360             360       $41,428           238   Actual/360
112          120   12/11/2016   N/A                    360             360       $41,224        91,796   Actual/360
113          118   10/11/2016   N/A                    300             299       $43,311           101   Actual/360
114          118   10/11/2016   N/A                    300             298       $43,538            68   Actual/360
115           62   2/11/2012    N/A                    360             360       $37,932            80   Actual/360
116          117   9/11/2016    N/A                    360             360       $40,106        35,943   Actual/360
117          118   10/11/2016   N/A                    336             334       $40,931           101   Actual/360
118          116   8/11/2016    N/A                    360             360       $38,966           224   Actual/360
120          115   7/11/2016    N/A                    360             360       $37,348           150   Actual/360
123          118   10/11/2016   N/A                    360             358       $36,360           110   Actual/360
124          118   10/11/2016   N/A                    300             298       $39,580            65   Actual/360
125          118   10/11/2016   N/A                    360             360       $34,431           293   Actual/360
126          115   7/11/2016    N/A                    360             360       $35,430        32,669   Actual/360
127          118   10/11/2016   N/A                    360             360       $33,314           299   Actual/360
132          118   10/11/2016   N/A                    360             360       $32,599        16,278   Actual/360
133          116   8/11/2016    N/A                    360             360       $32,289        51,640   Actual/360
134          116   8/11/2016    N/A                    360             360       $32,051        23,183   Actual/360
136          119   11/11/2016   N/A                    300             299       $33,643            83   Actual/360
137          118   10/11/2016   N/A                    360             360       $30,823        40,000   Actual/360
138           59   11/11/2011   N/A                    360             360       $29,306            59   Actual/360
139          122   2/11/2017    N/A                    360             360       $29,306           240   Actual/360
141          117   9/11/2016    N/A                    360             356       $30,112        54,381   Actual/360
142          118   10/11/2016   N/A                    360             360       $29,023        18,382   Actual/360
143          119   11/11/2016   N/A                    300             299       $31,709            74   Actual/360
144          120   12/11/2016   N/A                    300             300       $31,334            82   Actual/360
145          115   7/11/2016    N/A                    360             360       $29,370            72   Actual/360
146          119   11/11/2016   N/A                    360             360       $28,785        37,990   Actual/360
147          119   11/11/2016   N/A                    300             299       $30,345            81   Actual/360
148          120   12/11/2016   N/A                    360             360       $25,901           260   Actual/360
149          118   10/11/2016   N/A                    360             358       $26,287        30,400   Actual/360
150          120   12/11/2016   N/A                    360             360       $25,836        25,200   Actual/360
151          118   10/11/2016   N/A                    360             360       $24,925        51,450   Actual/360
152          118   10/11/2016   N/A                    360             360       $25,479            68   Actual/360
153          118   10/11/2016   N/A                    360             360       $25,425        22,061   Actual/360
155          116   8/11/2016    N/A                    360             356       $26,551                 Actual/360
156          116   8/11/2016    N/A                    360             356       $25,877        40,192   Actual/360
157          116   8/11/2016    N/A                    360             360       $25,807        23,425   Actual/360
158          116   8/11/2016    N/A                    360             360       $24,412        25,354   Actual/360
159          119   11/11/2016   N/A                    360             360       $24,369         1,942   Actual/360
160          118   10/11/2016   N/A                    360             360       $24,227        50,791   Actual/360
161          118   10/11/2016   N/A                    360             358       $23,623        38,259   Actual/360
162          118   10/11/2016   N/A                    360             360       $24,111        29,366   Actual/360
163          117   9/11/2016    N/A                    360             360       $23,861        18,032   Actual/360
164          118   10/11/2016   N/A                    360             358       $24,069        19,774   Actual/360
165          119   11/11/2016   N/A                    300             299       $25,636            84   Actual/360
166          118   10/11/2016   N/A                    360             360       $23,171        21,382   Actual/360
167          118   10/11/2016   N/A                    360             360       $23,397           102   Actual/360
168          118   10/11/2016   N/A                    360             360       $22,560        18,355   Actual/360
169          119   11/11/2016   N/A                    360             360       $22,195        64,152   Actual/360
170          120   12/11/2016   N/A                    360             359       $22,483            48   Actual/360
171          117   9/11/2016    N/A                    360             357       $22,827        14,550   Actual/360
172          118   10/11/2016   N/A                    360             360       $22,041        21,002   Actual/360
173          117   9/11/2016    N/A                    360             360       $22,427        99,192   Actual/360
174          118   10/11/2016   N/A                    360             360       $22,474        12,926   Actual/360
175          119   11/11/2016   N/A                    300             299       $24,307            60   Actual/360
176          119   11/11/2016   N/A                    300             299       $23,637            72   Actual/360
177          116   8/11/2016    N/A                    360             356       $22,189       158,156   Actual/360
178          116   8/11/2016    N/A                    300             297       $23,393            77   Actual/360
179          118   10/11/2016   N/A                    240             238       $25,688            84   Actual/360
180          117   9/11/2016    N/A                    300             297       $23,704            75   Actual/360
181          116   8/11/2016    N/A                    360             356       $21,873        16,500   Actual/360
182          118   10/11/2016   N/A                    360             360       $20,805           122   Actual/360
183          118   10/11/2016   N/A                    360             358       $21,482       134,090   Actual/360
184          118   10/11/2016   N/A                    360             358       $21,300        29,898   Actual/360
185           57   9/11/2011    N/A                    360             357       $21,939        23,467   Actual/360
186          117   9/11/2016    N/A                    360             357       $21,052        31,368   Actual/360
187          120   12/11/2016   N/A                    360             360       $21,736        25,036   Actual/360
188          119   11/11/2016   N/A                    360             360       $20,100           122   Actual/360
189          118   10/11/2016   N/A                    360             360       $20,802        13,200   Actual/360
190          118   10/11/2016   N/A                    360             360       $20,824        20,225   Actual/360
191          108   12/11/2015   N/A                    360             351       $19,284         9,907   Actual/360
192          117   9/11/2016    N/A                    360             358       $20,469         8,573   Actual/360
193          118   10/11/2016   N/A                    360             358       $20,319        22,401   Actual/360
194          119   11/11/2016   N/A                    360             360       $18,966        28,879   Actual/360
195          118   10/11/2016   N/A          Interest Only   Interest Only       $15,789        36,790   Actual/360
196           59   11/11/2011   N/A          Interest Only   Interest Only       $16,493        11,166   Actual/360
197          118   10/11/2016   N/A                    360             358       $19,537        15,413   Actual/360
198          119   11/11/2016   N/A                    360             360       $18,886        12,774   Actual/360
199          118   10/11/2016   N/A                    360             360       $19,129           140   Actual/360
200          116   8/11/2016    N/A                    360             360       $18,976        46,003   Actual/360
201          118   10/11/2016   N/A                    360             360       $18,433        11,458   Actual/360
202          118   10/11/2016   N/A                    360             360       $17,545        16,330   Actual/360
203          120   12/11/2016   N/A                    360             360       $17,737        22,650   Actual/360
204          120   12/11/2016   N/A                    360             360       $17,526        20,600   Actual/360
205          117   9/11/2016    N/A                    300             297       $20,054            83   Actual/360
206          116   8/11/2016    N/A                    360             358       $17,573         7,200   Actual/360
207          121   1/11/2017    N/A                    360             360       $17,480        10,934   Actual/360
208          120   12/11/2016   N/A                    360             360       $17,034         8,678   Actual/360
209          119   11/11/2016   N/A                    360             360       $16,868        32,114   Actual/360
210          117   9/11/2016    N/A                    360             357       $17,222           116   Actual/360
212          117   9/11/2016    N/A                    300             297       $18,481            69   Actual/360
213          120   12/11/2016   N/A                    360             360       $15,947        13,400   Actual/360
214          119   11/11/2016   N/A                    360             359       $17,165        20,704   Actual/360
215          116   8/11/2016    N/A                    360             360       $16,584         9,628   Actual/360
216          118   10/11/2016   N/A                    360             358       $16,029        21,400   Actual/360
217          115   7/11/2016    N/A                    360             355       $17,638        25,043   Actual/360
218          117   9/11/2016    N/A                    360             360       $16,188        28,762   Actual/360
219          120   12/11/2016   N/A                    360             360       $15,946            78   Actual/360
220          117   9/11/2016    N/A                    360             357       $16,188        14,745   Actual/360
221          117   9/11/2016    N/A                    360             356       $17,084        32,000   Actual/360
222          116   8/11/2016    N/A                    360             356       $16,765        32,000   Actual/360
223          120   12/11/2016   N/A                    360             360       $16,068            67   Actual/360
224          119   11/11/2016   N/A                    360             360       $15,570            52   Actual/360
225          118   10/11/2016   N/A                    360             360       $15,123        21,324   Actual/360
226          120   12/11/2016   N/A                    360             360       $15,041        15,000   Actual/360
227          119   11/11/2016   N/A                    360             360       $15,422        16,075   Actual/360
228          120   12/11/2016   N/A                    360             360       $15,588            64   Actual/360
229          119   11/11/2016   N/A                    360             359       $16,434           160   Actual/360
230          121   1/11/2017    N/A                    360             359       $15,086        13,050   Actual/360
231          118   10/11/2016   N/A                    360             360       $15,223            64   Actual/360
232          119   11/11/2016   N/A                    360             360       $15,139        14,416   Actual/360
233           59   11/11/2011   N/A                    360             359       $15,474           303   Actual/360
234          118   10/11/2016   N/A                    360             356       $15,572        36,270   Actual/360
235          120   12/11/2016   N/A                    360             360       $14,871        13,962   Actual/360
236          114   6/11/2016    N/A                    288             282       $16,414        12,745   Actual/360
237          119   11/11/2016   N/A                    360             359       $15,059        14,400   Actual/360
238          116   8/11/2016    N/A                    360             360       $14,592        23,891   Actual/360
239          117   9/11/2016    N/A                    360             360       $14,548         4,814   Actual/360
240          116   8/11/2016    N/A                    360             356       $14,483        17,500   Actual/360
241          119   11/11/2016   N/A                    360             359       $14,583        20,000   Actual/360
242          119   11/11/2016   N/A                    300             299       $15,172            78   Actual/360
243          117   9/11/2016    N/A                    360             357       $14,012            92   Actual/360
244          115   7/11/2016    N/A                    360             355       $14,393           108   Actual/360
245          118   10/11/2016   N/A                    360             358       $14,018        20,493   Actual/360
246          116   8/11/2016    N/A                    360             356       $13,812            75   Actual/360
247          112   4/11/2016    N/A                    360             360       $13,145         7,148   Actual/360
248          116   8/11/2016    N/A                    360             360       $13,704        19,394   Actual/360
249          118   10/11/2016   N/A                    360             358       $13,261        20,560   Actual/360
250          117   9/11/2016    N/A                    360             357        $7,163        15,600   Actual/360
251          117   9/11/2016    N/A                    360             357        $6,540        13,860   Actual/360
252          116   8/11/2016    N/A                    360             356       $13,375           124   Actual/360
253          117   9/11/2016    N/A                    360             357       $13,124            50   Actual/360
254          119   11/11/2016   N/A                    360             360       $13,020        10,465   Actual/360
255          120   12/11/2016   N/A                    360             360       $13,238        15,618   Actual/360
256          116   8/11/2016    N/A                    360             360       $13,224        25,134   Actual/360
257          119   11/11/2016   N/A                    360             360       $12,780        38,286   Actual/360
258          119   11/11/2016   N/A                    360             360       $12,890            52   Actual/360
259          117   9/11/2016    N/A                    300             297       $14,329            60   Actual/360
260          111   3/11/2016    N/A                    360             351       $12,017            88   Actual/360
261          112   4/11/2016    N/A                    360             352       $12,283            48   Actual/360
262          118   10/11/2016   N/A                    360             358       $12,167        15,900   Actual/360
263          113   5/11/2016    N/A                    360             353       $12,456        11,444   Actual/360
264          118   10/11/2016   N/A                    360             358       $12,523        13,938   Actual/360
265          116   8/11/2016    N/A                    360             360       $12,302        19,125   Actual/360
266          117   9/11/2016    N/A                    360             357       $11,803        22,382   Actual/360
267          118   10/11/2016   N/A                    360             360       $11,662            63   Actual/360
268          120   12/11/2016   N/A                    360             360       $11,391            45   Actual/360
269          121   1/11/2017    N/A                    360             360       $11,872         7,765   Actual/360
271          120   12/11/2016   N/A                    360             359       $11,127                 Actual/360
272          119   11/11/2016   N/A                    360             360       $11,509            74   Actual/360
273          121   1/11/2017    N/A                    360             360       $11,247         6,120   Actual/360
274          118   10/11/2016   N/A                    360             358       $10,815        19,270   Actual/360
275          119   11/11/2016   N/A                    360             358       $10,369            20   Actual/360
276          118   10/11/2016   N/A                    360             357       $10,688        11,080   Actual/360
277          120   12/11/2016   N/A                    360             359       $10,252        20,445   Actual/360
278          118   10/11/2016   N/A                    360             358        $9,914        19,825   Actual/360
279          119   11/11/2016   N/A                    360             360        $9,858        18,600   Actual/360
280          119   11/11/2016   N/A                    360             360        $9,894        15,533   Actual/360
281          117   9/11/2016    N/A                    360             360        $9,748         7,878   Actual/360
282          117   9/11/2016    N/A                    360             357        $9,534            84   Actual/360
283          117   9/11/2016    N/A                    360             355       $10,208                 Actual/360
284          119   11/11/2016   N/A                    360             360        $8,853         5,287   Actual/360
285          116   8/11/2016    N/A                    360             360        $8,912        14,296   Actual/360
286          120   12/11/2036   12/11/2016             360             360        $8,259            73   Actual/360
287          119   11/11/2016   N/A                    360             359        $8,484            73   Actual/360
288          119   11/11/2016   N/A                    360             360        $7,777         5,451   Actual/360
289          116   8/11/2016    N/A                    360             355        $8,132        12,480   Actual/360
290          119   11/11/2016   N/A                    360             359        $7,389         5,495   Actual/360
291          120   12/11/2016   N/A                    360             360        $7,075         7,000   Actual/360
292          120   12/11/2016   N/A                    360             359        $6,910         9,506   Actual/360
293          119   11/11/2016   N/A                    360             360        $6,102         5,451   Actual/360
294          114   6/11/2016    N/A                    360             354        $6,387         6,578   Actual/360
295          117   9/11/2016    N/A                    360             360        $6,284         6,666   Actual/360
296          119   11/11/2016   N/A                    360             359        $6,259        12,700   Actual/360
297          119   11/11/2016   N/A                    360             359        $5,910         8,260   Actual/360
298          119   11/11/2016   N/A                    360             359        $5,756        40,640   Actual/360
299          119   11/11/2016   N/A                    360             359        $5,292         3,680   Actual/360
300          118   10/11/2016   N/A                    360             358        $4,854        13,334   Actual/360
301          117   9/11/2016    N/A                    360             357        $4,628            53   Actual/360
302          118   10/11/2016   N/A                    360             358        $4,164         4,250   Actual/360
303          117   9/11/2016    N/A                    360             360        $3,177        13,300   Actual/360
304          118   10/11/2016   N/A                    360             358        $3,069         6,640   Actual/360

      Administration                                        Earthquake   Environmental   Fee/            Letter of      Loan Group
#     Fees              Due Date   ARD (Y/N)   Defeasance   Insurance    Insurance       Leasehold       Credit (Y/N)   #
---   --------------    --------   ---------   ----------   ----------   -------------   -------------   ------------   ----------
  1          0.02065%         11   N           Yes          Yes          No                              N                       2
  2          0.02065%         11   N           Yes          Yes          No                              N                       2
  3          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
  5          0.02065%         11   N           Yes          N/A          No              Fee             Y                       1
  6          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
  7          0.02065%         11   N           Yes          Yes          No              Leasehold       N                       1
  8          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
  9          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 10          0.02065%         11   N           No           Yes          No              Leasehold       N                       1
 11          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 12          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 13          0.02065%         11   N           Yes          Yes          No              Leasehold       N                       1
 14          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 15          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 16          0.07065%         11   N           No           Yes          No              Fee             N                       1
 17          0.02065%         11   Y           Yes          Yes          No              Fee/Leasehold   N                       1
 18          0.02065%         11   Y           Yes          Yes          No              Fee             N                       1
 19          0.02065%         11   Y           Yes          Yes          No                              N                       1
 20          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 21          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 23          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 24          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 25          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 27          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 28          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 29          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 30          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 31          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 32          0.02065%         11   N           Yes          N/A          No              Fee             Y                       1
 33          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 34          0.02065%         11   N           Yes          Yes          No              Leasehold       N                       1
 36          0.06065%         11   N           Yes          N/A          No              Fee             N                       2
 37          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 39          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 40          0.02065%         11   N           Yes          N/A          No              Fee             Y                       2
 41          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 42          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 43          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 44          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 45          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 46          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 47          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 48          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 49          0.06065%         11   N           Yes          N/A          No              Fee             Y                       1
 50          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 51          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 52          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 53          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 54          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 55          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 56          0.02065%         11   N           No           Yes          No              Fee             N                       2
 57          0.04065%         11   N           Yes          N/A          No              Fee             N                       2
 59          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 60          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 61          0.03065%         11   N           Yes          N/A          No              Fee             N                       1
 62          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 63          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 64          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 65          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 66          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 67          0.02065%         11   N           Yes          N/A          No              Fee/Leasehold   N                       1
 69          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 70          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 71          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
 73          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 74          0.02065%         11   N           Yes          N/A          No              Leasehold       N                       1
 76          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 77          0.05065%         11   N           Yes          N/A          No              Fee             N                       1
 78          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 79          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 80          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 81          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
 82          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 83          0.06065%         11   Y           Yes          N/A          No              Fee             N                       1
 84          0.02065%         11   N           No           Yes          No              Fee             N                       1
 85          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 87          0.04065%         11   N           Yes          N/A          No              Fee             N                       2
 88          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 89          0.03065%         11   N           Yes          N/A          No              Fee             N                       2
 90          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 91          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 92          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
 93          0.02065%         11   N           Yes          N/A          No              Fee             Y                       1
 94          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 95          0.03065%         11   N           Yes          N/A          No              Fee             N                       1
 96          0.02065%         11   N           Yes          N/A          No                              N                       2
 97          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
 98          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
 99          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
100          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
101          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
102          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
103          0.02065%         11   N           Yes          N/A          No              Leasehold       N                       1
104          0.02065%         11   N           Yes          N/A          No                              N                       1
105          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
106          0.02065%         11   N           Yes          N/A          No                              N                       1
107          0.02065%         11   N           Yes          N/A          No              Fee             Y                       1
108          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
109          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
110          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
111          0.05065%         11   N           Yes          N/A          No              Fee             N                       2
112          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
113          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
114          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
115          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
116          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
117          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
118          0.05065%         11   N           Yes          N/A          No              Fee             N                       2
120          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
123          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
124          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
125          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
126          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
127          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
132          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
133          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
134          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
136          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
137          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
138          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
139          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
141          0.02065%         11   N           No           N/A          No              Fee             N                       1
142          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
143          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
144          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
145          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
146          0.02065%         11   N           Yes          n/a          No              Fee             N                       1
147          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
148          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
149          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
150          0.02065%         11   N           Yes          N/A          No              Fee             Y                       1
151          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
152          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
153          0.06065%         11   N           Yes          N/A          No              Fee             N                       1
155          0.02065%         11   N           No           N/A          No                              N                       1
156          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
157          0.09065%         11   N           No           N/A          No              Fee             N                       1
158          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
159          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
160          0.03065%         11   N           Yes          N/A          No              Fee             N                       1
161          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
162          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
163          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
164          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
165          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
166          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
167          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
168          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
169          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
170          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
171          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
172          0.06065%         11   N           Yes          N/A          No              Fee             N                       1
173          0.06065%         11   N           Yes          N/A          No              Fee             Y                       1
174          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
175          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
176          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
177          0.02065%         11   N           No           N/A          No              Fee             N                       1
178          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
179          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
180          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
181          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
182          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
183          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
184          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
185          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
186          0.06065%         11   N           Yes          N/A          No              Fee             N                       1
187          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
188          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
189          0.08065%         11   N           Yes          N/A          No              Fee             N                       1
190          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
191          0.06065%         11   N           Yes          N/A          No              Fee             N                       1
192          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
193          0.02065%         11   N           Yes          n/a          Yes             Fee             N                       1
194          0.03065%         11   N           Yes          N/A          No              Fee             N                       1
195          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
196          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
197          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
198          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
199          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
200          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
201          0.07065%         11   N           Yes          N/A          No              Fee             N                       1
202          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
203          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
204          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
205          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
206          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
207          0.03065%         11   N           Yes          Yes          No              Fee             N                       1
208          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
209          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
210          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
212          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
213          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
214          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
215          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
216          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
217          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
218          0.07065%         11   N           Yes          N/A          No              Fee             N                       1
219          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
220          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
221          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
222          0.02065%         11   N           No           N/A          No              Fee             N                       1
223          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
224          0.06065%         11   N           Yes          N/A          Yes             Fee             N                       2
225          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
226          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
227          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
228          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
229          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
230          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
231          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
232          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
233          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
234          0.02065%         11   N           Yes          Yes          Yes             Fee             N                       1
235          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
236          0.02065%         11   N           Yes          N/A          No              Fee             Y                       1
237          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
238          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
239          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
240          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
241          0.02065%         11   N           Yes          Yes          No              Fee             N                       1
242          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
243          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
244          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
245          0.02065%         11   N           No           N/A          No              Fee             N                       1
246          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
247          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
248          0.02065%         11   N           Yes          N/A          Yes             Fee             Y                       1
249          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
250          0.06065%         11   N           No           N/A          No              Fee             N                       1
251          0.06065%         11   N           Yes          N/A          No              Fee             N                       1
252          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
253          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
254          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
255          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
256          0.02065%         11   N           No           N/A          No              Fee             N                       1
257          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
258          0.13565%         11   N           Yes          N/A          Yes             Fee             N                       2
259          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
260          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
261          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
262          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
263          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
264          0.02065%         11   N           Yes          Yes          Yes             Fee             N                       1
265          0.02065%         11   N           Yes          N/A          Yes             Fee             Y                       1
266          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
267          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
268          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
269          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
271          0.02065%         11   N           Yes          N/A          No                              N                       2
272          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       2
273          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
274          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
275          0.02065%         11   N           Yes          N/A          No              Fee             N                       2
276          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
277          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
278          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
279          0.02065%         11   N           No           N/A          Yes             Fee             N                       1
280          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
281          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
282          0.02065%         11   N           Yes          Yes          No              Fee             N                       2
283          0.02065%         11   N           Yes          N/A          Yes                             N                       1
284          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
285          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
286          0.02065%         11   Y           Yes          N/A          No              Fee             N                       2
287          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
288          0.03065%         11   N           Yes          N/A          No              Fee             N                       1
289          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
290          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
291          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
292          0.02065%         11   N           Yes          N/A          Yes             Fee             Y                       1
293          0.03065%         11   N           Yes          N/A          No              Fee             N                       1
294          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
295          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
296          0.02065%         11   N           Yes          N/A          Yes             Fee             Y                       1
297          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
298          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
299          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
300          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
301          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
302          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1
303          0.02065%         11   N           Yes          N/A          No              Fee             N                       1
304          0.02065%         11   N           Yes          N/A          Yes             Fee             N                       1

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

1.      Wells Fargo Bank Tower
        West Covina Village Shopping Center

2.      Mira Mesa Marketplace West
        Mira Mesa Marketplace East

3.      NP North Park Crossing
        NP Sherwood Landing & Outback Steakhouse
        NP Regal Cinema

4.      Concourse 100
        Concourse 800

5.      Safeland Storage I
        Safeland Storage II

6.      Mason Office Showroom
        Beckett Showroom II

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

            Exception to representations (x) and (xiii)

            Shoppes at Pittsburgh Mills - A deed in the chain of title to the related Mortgaged Property gives the prior owner of such Mortgaged Property, Pittsburgh Mills Residual Limited Partnership, the right (the "Repurchase Right") to repurchase such Mortgaged Property upon the breach of certain covenants with respect to such Mortgaged Property, including a requirement that at least 50% of such Mortgaged Property be continuously open for business, and other typical REA requirements (such as maintenance, architectural approval, etc.). The repurchase price for the related Mortgaged Property pursuant to the Repurchase Right is $2,000,000. The exercise of the Repurchase Right would sever the lien of the related deed of trust and the Shoppes at Pittsburgh Loan would become full recourse to the related Borrower and the related guarantor upon exercise of the Repurchase Right. However, Pittsburgh Mills Residual Limited Partnership has executed an estoppel indicating that there are no violations of any covenants with respect to the related Mortgaged Property that would trigger the Repurchase Right.

            Exception to representation (xviii)

            280 Park Avenue - With respect to the 280 Park Avenue Loan, the related Mortgaged Property also secures one pari passu companion loan (in the original principal amount of $300,000,000) that is not an asset of the Trust Fund.

            Exception to representation (xxii)

            W New York - Union Square - The related Borrower was required to establish an FF&E reserve to fund on-going repairs and replacements with respect to furniture, fixtures and equipment on the related Mortgaged Property. Such FF&E reserve is under the control of the related hotel manager. However, the lender has a security interest in such FF&E reserve.

            Exceptions to representation (xxiii)

            Dorsey Business Center - The related Mortgaged Property is covered by business interruption insurance which covers losses incurred only during the period of restoration.

            Southgate Business Center I - The related Mortgaged Property is covered by business interruption insurance which covers losses incurred only during the period of restoration.

            Exceptions to representation (xxvii)

            Del Amo Metro - The related Mortgaged Property is subject to potential subsurface vapor intrusion to indoor air due to residual soil and groundwater contamination (related to underground storage tanks that were previously located at such Mortgaged Property). The lender has obtained an assurance letter from the responsible party, Equilon Enterprises LLC (a wholly owned subsidiary of Shell Oil Company), which provides for certain assurances and indemnifications with respect to such conditions.

            Exceptions to (xxviii)

            Shannon Square - The related Mortgage Loan Documents permit, without Lender's consent, certain transfers ("Permitted Transfers") of the ownership interests in the related Mortgaged Property by and among the tenants-in-common, subject to the satisfaction of certain conditions, including without limitation:
(A) no event of default has occurred under the Shannon Square Loan; (B) the Borrower pays a transfer fee of $2,500 and all costs and expenses incurred by the lender in connection with any such Permitted Transfer; and (C) no such transfer involves the transfer of ownership interest in the Mortgaged Property by KFA SS LLC, WHM SS LLC or TJO SS LLC.

            Exception to (xxxi)(A)

            Destination Ramon - The related Ground Lease has not been recorded and no recorded memorandum with respect to such Ground Lease exists. However, the assignment of such Ground Lease to the related Borrower has been recorded and, as such, constitutes public notice of the existence of such Ground Lease. In addition, the lender's title insurance policy covers the lender's first lien position with respect to the related Borrower's leasehold estate in the related Mortgaged Property.

            Exception to (xxxi)(C)

            NP North Park Crossing - The related Ground Lease (which represents less than 10% of the underwritten annual income with respect to the related Mortgaged Property) expires on September 30, 2034 (which is less than three years prior to the Maturity Date of the NP North Park Crossing Loan (November 11, 2036)). The related ground lessee has the right to purchase the underlying fee estate upon the expiration of the related Ground Lease.

            Exception to (xl)

            Dublin Village - As of the closing of the Dublin Village Loan, a certain outparcel with respect to the related Mortgaged Property did not constitute a separate tax parcel. However, the related Mortgage Loan Documents require the related Borrower to cause such outparcel to become a separate tax parcel prior to the tax assessment date next occurring after the closing date for the Dublin Village Loan.

            Exception to (xlviii)

            Destination Ramon - The related Borrower may obtain a partial release of up to two of the pad parcels (currently occupied by Office Depot, Del Taco, Bank of America and PetSmart) on the related Mortgaged Property upon satisfaction of certain conditions set forth in the related Mortgage Loan Documents, including (i) the loan-to-value ratio for the remaining property is not greater than 60%; (ii) the debt service coverage ratio for remaining property is not less than 1.90x and (iii) the Borrower defeases the greater of
(x) 125% of the allocated loan amount for such released pad parcel or (y) the amount necessary to satisfy the foregoing loan-to-value ratio and debt service coverage ratio requirements.

            Exception to (xlix)

            Babcock & Brown FX4 Portfolio - If (x) the amount of insurance proceeds or condemnation awards, as applicable, is less than $250,000 and (y) the costs of restoration are less than $250,000, then such insurance proceeds or condemnation awards, as applicable, shall be disbursed to the related Borrower to be used for restoration.

            Exceptions to (lii)

            148-154 Columbus Avenue - As of the closing of the 148-154 Columbus Avenue Loan, no certificates of occupancy had been obtained for any of the buildings comprising the related Mortgaged Property. However, the related Borrower has unconditionally guaranteed to the lender the payment of any losses, costs and/or damages suffered by the lender as a result of such Borrower's failure to obtain a certificate of occupancy for any building comprising the related Mortgaged Property. In addition, the lender has reserved a portion of the 148-154 Columbus Avenue Loan for such Borrower to obtain the applicable certificates of occupancy. The related Mortgage Loan Documents require the related Borrower to obtain for each building comprising the related Mortgaged Property a temporary (or permanent) certificate of occupancy within one year of the closing of the 148-154 Columbus Avenue Loan, and a permanent certificate of occupancy within two years of the closing of the 148-154 Columbus Avenue Loan (in each case subject to any applicable extension periods set forth under the related Mortgage Loan documents).

            400 W. 14th St. - The related Mortgaged Property is legal conforming, subject to the issuance of a new certificate of occupancy for the building comprising such Mortgaged Property. Under the related Mortgage Loan Documents, the related Borrower has covenanted to obtain in a timely fashion such new certificate of occupancy in accordance with the New York Multiple Dwellings Law. The related Borrower has obtained law and ordinance insurance coverage with respect to the related Mortgaged Property.

                                                                       EXHIBIT A

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                          REGARDING THE MORTGAGE LOANS

            Except as disclosed in the Exception Report to this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

            (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator"); or

            (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

            1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

            2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

            3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

            4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                  (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                  (y) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                  (z) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of such signatory, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except that, in the case of the CBA A Note Mortgage Loans, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, provided that if such policy is yet to be issued, such insurance may be evidenced by a "marked-up" commitment for title insurance, a pro forma or specimen title insurance policy or signed escrow instructions, which in any case are binding on the subject title insurer, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the Mortgage for that other Mortgage Loan, (F) if the related Mortgage Loan is a CBA A-Note Mortgage Loan, the portion of the lien of the related Mortgage that secures the related Companion Loan and (G) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (A), (B), (C), (D), (E), (F) and (G), collectively "Permitted Encumbrances"), and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the value of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves or a letter of credit have been established to cover the costs to remediate such damage or the reasonable estimation of the costs to remediate such damage was no more than $50,000, and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required to be in the possession or under the control of the Seller pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

            (xxiv) There is no monetary default (other than payments due but not yet 30 days or more past due), breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet 30 days or more past due) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B) materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or (B) as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen process report meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related Borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $4,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in such Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related Borrower to other persons who by virtue of such transfers become tenant-shareholders in the related Borrower, each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related Borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property or the related Borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

            (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the best of Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) The ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

            (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

            (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted, in absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (1) and (2) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement;

            (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

            (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

            (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

            (xliii) RESERVED.

            (xliv) To the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

            (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlviii) Except as disclosed in the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

            (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds or condemnation awards in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (li) To the Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

            (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

            (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the related Borrower;

            (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans and all the mortgage loans sold to the Depositor by KeyBank National Association ("KeyBank") pursuant to that certain Mortgage Loan Purchase Agreements, dated as of December 1, 2006 between the Depositor and KeyBank; and

            (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK            )
                             )  ss.:
COUNTY OF NEW YORK           )

            _________________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that Column is the owner and holder of a mortgage loan in the original principal amount of $__________________ secured by a mortgage (the "Mortgage") on the premises known as ___________________________ located in _________________ ;

            3. (a) that Column, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

               a note in the original sum of $_____________ made by ____________ , to Column Financial, Inc., under date of
               ______________ (the "Note");

            4. that the Note is now owned and held by Column;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

            7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2006-C5 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.

                                               COLUMN FINANCIAL, INC.,


                                               By: _____________________________
                                                   Name:
                                                   Title:

Sworn to before me
this ________ day of [_______], 200[__]